UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12
VOYA CREDIT INCOME FUND
VOYA ENHANCED SECURITIZED INCOME FUND
(Name of Registrant as Specified in Its Charter)
________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[	]	Fee paid previously with preliminary materials.
[	]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Corporate Leaders® 100 Fund	Voya MidCap Opportunities Fund
Voya Global Income & Growth Fund	Voya Multi-Manager Mid Cap
Voya Large-Cap Growth Fund	Value Fund
Voya Large Cap Value Fund	Voya Small Cap Growth Fund
Voya Mid Cap Research Enhanced	Voya Small Company Fund
Index Fund	Voya VACS Series MCV Fund
VOYA FUNDS TRUST, on behalf of its series
Voya Floating Rate Fund	Voya Intermediate Bond Fund
Voya GNMA Income Fund	Voya Short Duration Bond Fund
Voya Government Money Market	Voya Short Duration High Income
Fund	Fund
Voya High Yield Bond Fund	Voya Strategic Income
Opportunities Fund
Voya VACS Series HYB Fund
VOYA MUTUAL FUNDS, on behalf of its series
Voya Global Bond Fund	Voya Multi-Manager International
Voya Global High Dividend Low	Equity Fund
Volatility Fund	Voya Multi-Manager International
Voya Multi-Manager Emerging	Small Cap Fund
Markets Equity Fund	Voya VACS Series EME Fund
VOYA SEPARATE PORTFOLIOS TRUST, on behalf of its series
Voya Investment Grade Credit Fund	Voya Target Retirement 2050 Fund
Voya Securitized Credit Fund	Voya Target Retirement 2055 Fund
Voya Target In-Retirement Fund	Voya Target Retirement 2060 Fund
Voya Target Retirement 2025 Fund	Voya Target Retirement 2065 Fund
Voya Target Retirement 2030 Fund	Voya Target Retirement 2070 Fund
Voya Target Retirement 2035 Fund	Voya VACS Series EMHCD Fund
Voya Target Retirement 2040 Fund	Voya VACS Series SC Fund
Voya Target Retirement 2045 Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

July 11, 2025

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy cards for two Joint Special Meetings of Shareholders (each, a “Meeting” and, collectively, the “Meetings”) of Voya Credit Income Fund (“CIF”), Voya Enhanced Securitized Income Fund, Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Separate Portfolios Trust (each a “Trust” and collectively, the “Trusts”). The Meetings are scheduled for September 11, 2025. The Meetings will be held in a virtual meeting format only. You will be able to attend and participate in the first Meeting online by visiting https://www.viewproxy.com/voya/broadridgevsm/ .  You will be able to attend the second Meeting online by visiting https://www.viewproxy.com/voya2/broadridgevsm/ .  When attending online, you will be able to listen to the Meetings live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot. Please see the “How do I attend the virtual Meetings?” section of the proxy statement for more details regarding the virtual format of the Meetings. You will not be able to attend the Meetings physically. If you were a shareholder of record of CIF or of a series of the Trusts (each, a “Fund” and collectively, the “Funds”) as of the close of business on June 16, 2025, you are entitled to vote at the applicable Meetings and any adjournment of the Meetings.

At the first Meeting:

•Shareholders of each Trust will be asked to elect Trustees to their respective Board of Trustees (the “Board”). Six of the ten nominees are currently Trustees of each Trust.

At the second Meeting:

•Shareholders of CIF will be asked to approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities; and

•Shareholders of Voya Global Income & Growth Fund (“GI&G Fund”), a series of Voya Equity Trust, will be asked to approve an amendment to the management agreement between Voya Investments, LLC and Voya Equity Trust, on behalf of the GI&G Fund.

The Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, and “FOR” each nominee, as described in the proxy statement.

•Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meetings. You may also vote your shares by telephone, or over the Internet or in person (virtually). Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Formal notice of each Meeting appears on the following pages, followed by the proxy statement (the “Proxy Statement”). Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 10, 2025.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christian G. Wilson

President

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Corporate Leaders® 100 Fund	Voya MidCap Opportunities Fund
Voya Global Income & Growth Fund	Voya Multi-Manager Mid Cap Value
Voya Large-Cap Growth Fund	Fund
Voya Large Cap Value Fund	Voya Small Cap Growth Fund
Voya Mid Cap Research Enhanced	Voya Small Company Fund
Index Fund	Voya VACS Series MCV Fund
VOYA FUNDS TRUST, on behalf of its series
Voya Floating Rate Fund	Voya Intermediate Bond Fund
Voya GNMA Income Fund	Voya Short Duration Bond Fund
Voya Government Money Market	Voya Short Duration High Income
Fund	Fund
Voya High Yield Bond Fund	Voya Strategic Income Opportunities
Fund
Voya VACS Series HYB Fund
VOYA MUTUAL FUNDS, on behalf of its series
Voya Global Bond Fund	Voya Multi-Manager International
Voya Global High Dividend Low	Equity Fund
Volatility Fund	Voya Multi-Manager International
Voya Multi-Manager Emerging	Small Cap Fund
Markets Equity Fund	Voya VACS Series EME Fund
VOYA SEPARATE PORTFOLIOS TRUST, on behalf of its series
Voya Investment Grade Credit Fund	Voya Target Retirement 2050 Fund
Voya Securitized Credit Fund	Voya Target Retirement 2055 Fund
Voya Target In-Retirement Fund	Voya Target Retirement 2060 Fund
Voya Target Retirement 2025 Fund	Voya Target Retirement 2065 Fund
Voya Target Retirement 2030 Fund	Voya Target Retirement 2070 Fund
Voya Target Retirement 2035 Fund	Voya VACS Series EMHCD Fund
Voya Target Retirement 2040 Fund	Voya VACS Series SC Fund
Voya Target Retirement 2045 Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for September 11, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Credit Income Fund (“CIF”), Voya Enhanced Securitized Income Fund, Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Separate Portfolios Trust (collectively, the “Trusts”) is scheduled for 1:00 p.m., (MST) on September 11, 2025. The Meeting will be held in a virtual meeting format only. You can attend and participate in the Meeting by registering online http://www.viewproxy.com/voya/broadridgevsm/ where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Meetings?” section of the enclosed Proxy Statement for more details regarding the logistics of the Meeting, including the ability to submit question, and technical details and support related to accessing the virtual platform for the Meeting. You will not be able to attend the Meeting physically.

The Meeting is called for the following purposes:

1.Shareholders of each Trust will be asked to elect Trustees to their respective Board of Trustees (the “Board”). Six of the ten nominees are currently Trustees of each Trust; and

2.To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Meeting.

Shareholders of record as of the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly, but in no event later than September 10, 2025, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person (virtually) at the Meeting.

By Order of the Board

Joanne F. Osberg

Secretary

July 11, 2025

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

VOYA CREDIT INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Global Income & Growth Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for September 11, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Credit Income Fund (“CIF”), and Voya Global Income & Growth Fund, a series of Voya Equity Trust is scheduled for 1:30 p.m., (MST) on September 11, 2025. The Meeting will be held in a virtual meeting format only. You can attend and participate in the Meeting by registering online at https://www.viewproxy.com/voya2/broadridgevsm/ where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Meetings?” section of the enclosed Proxy Statement for more details regarding the logistics of the Meeting, including the ability to submit question, and technical details and support related to accessing the virtual platform for the Meeting. You will not be able to attend the Meeting physically.

The Meeting is called for the following purposes:

1.Shareholders of CIF will be asked to approve a proposal to amend the

Fund’s fundamental investment restriction with respect to purchases and sales of equity securities;

2.Shareholders of Voya Global Income & Growth Fund (“GI&G Fund”), a series of Voya Equity Trust, will be asked to approve an amendment to the management agreement between Voya Investments, LLC and Voya Equity Trust, on behalf of the GI&G Fund; and

3.To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Meeting.

Shareholders of record as of the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly, but in no event later than September 10, 2025, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person (virtually) at the Meeting.

By Order of the Board

Joanne F. Osberg

Secretary

July 11, 2025

PROXY STATEMENT

July 11, 2025

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Corporate Leaders® 100 Fund	Voya MidCap Opportunities Fund
Voya Global Income & Growth	Voya Multi-Manager Mid Cap Value
Fund	Fund
Voya Large-Cap Growth Fund	Voya Small Cap Growth Fund
Voya Large Cap Value Fund	Voya Small Company Fund
Voya Mid Cap Research Enhanced	Voya VACS Series MCV Fund
Index Fund
VOYA FUNDS TRUST, on behalf of its series
Voya Floating Rate Fund	Voya Intermediate Bond Fund
Voya GNMA Income Fund	Voya Short Duration Bond Fund
Voya Government Money Market	Voya Short Duration High Income
Fund	Fund
Voya High Yield Bond Fund	Voya Strategic Income Opportunities
Fund
Voya VACS Series HYB Fund
VOYA MUTUAL FUNDS, on behalf of its series
Voya Global Bond Fund	Voya Multi-Manager International
Voya Global High Dividend Low	Equity Fund
Volatility Fund	Voya Multi-Manager International
Voya Multi-Manager Emerging	Small Cap Fund
Markets Equity Fund	Voya VACS Series EME Fund
VOYA SEPARATE PORTFOLIOS TRUST, on behalf of its series
Voya Investment Grade Credit Fund
Voya Securitized Credit Fund	Voya Target Retirement 2050 Fund
Voya Target In-Retirement Fund	Voya Target Retirement 2055 Fund
Voya Target Retirement 2025 Fund	Voya Target Retirement 2060 Fund
Voya Target Retirement 2030 Fund	Voya Target Retirement 2065 Fund
Voya Target Retirement 2035 Fund	Voya Target Retirement 2070 Fund
Voya Target Retirement 2040 Fund	Voya VACS Series EMHCD Fund
Voya Target Retirement 2045 Fund	Voya VACS Series SC Fund

(EACH SERIES A “FUND”, COLLECTIVELY THE “FUNDS”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Joint Special Meetings of Shareholders

Scheduled for September 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be Held on September 11, 2025

This Proxy Statement and Notices of Special Meeting are available at: www.proxyvote.com/voya

INTRODUCTION

What is happening?

On May 15, 2025, the Boards of Trustees (the “Board”) of each of Voya Credit Income Fund (“CIF”), Voya Enhanced Securitized Income Fund, Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Separate Portfolios Trust (each a “Trust,” and collectively, the “Trusts”), voted to nominate ten individuals for election to the Board (the “Nominees”). The Nominees consist of the six current Trustees, as well as four individuals who are not currently serving as trustees of a Trust. You are being asked to elect the ten Nominees to the Board.

The Board also considered and recommended that shareholders approve certain proposals for specific Funds detailed below.

With respect to Voya Credit Income Fund

Shareholders of CIF are being asked to approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities. Currently, as a matter of fundamental policy, CIF may not purchase or sell equity securities (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities). A fundamental investment restriction may not be changed without the approval of the holders of a “majority” of a fund’s outstanding voting securities. At a meeting on May 15, 2025, the Board approved a change in CIF’s investment strategy to permit the Fund to invest in equity securities, subject to shareholder approval of a change to the Fund’s fundamental investment restriction prohibiting such investments. Management recommended these changes to allow the Fund to invest opportunistically in certain equity securities.

With respect to Voya Global Income & Growth Fund

Shareholders of the Voya Global Income & Growth Fund (the “GI&G Fund”) are being asked to approve an amendment to the investment management agreement (the “Amendment”) between Voya Investments, LLC (“Voya Investments” or the “Adviser”) and Voya Equity Trust on behalf of GI&G Fund. As described in more detail in this Proxy Statement, GI&G Fund pays a management fee pursuant to a “trifurcated fee” schedule that applies different fees to different types of Fund investments. Pursuant to the proposed fee schedule in the Amendment, the Fund would pay the Adviser a flat fee management fee rate on all assets. The change is proposed in connection with the GI&G Fund’s transition from a fund-of-funds that invests primarily in underlying funds to a fund that primarily invests directly in other securities. Although there is no financial impact from the proposed management fee change based on the GI&G Fund’s current investments, in the event that the Fund invests in underlying funds and certain other assets in the future, GI&G Fund would bear an aggregate higher management fee than under its current trifurcated management fee schedule. No other changes to the GI&G Fund’s investment management agreement are proposed.

Why did you send me this booklet?

This booklet includes a Proxy Statement and a Proxy Ballot for each Trust in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is eligible to vote?

Shareholders holding an investment in shares of a Trust as of the close of business on June 16, 2025 (the “Record Date”) are eligible to vote at the Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•At the Meeting Over the Internet. Each Meeting will be held entirely online. Shareholders of record as of June 16, 2025, will be able to attend and participate in the Meetings. To attend the first Meeting, Shareholders must register online at https://viewproxy.com/voya/broadridgevsm .  To attend the second Meeting, Shareholders must register online at https://www.viewproxy.com/voya2/broadridgevsm/. Even if you plan to attend a Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the

“How do I attend the virtual Meetings?” section below for more details regarding the logistics of the virtual format of the Meetings.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 P.M., local time, on September 10, 2025.

Should shareholders require additional information regarding the Meetings, they may contact the Solicitor toll-free at 1-844-202-7043. (See “General Information” for more information on the Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each Proposal.

How do I attend the virtual Meetings?

There is no physical location for the Meetings. In order to attend the first virtual Meeting, please visit https://viewproxy.com/voya/broadridgevsm and follow the instructions as outlined on the website. In order to attend the second virtual Meeting, please visit https://www.viewproxy

.com/voya2/broadridgevsm ,  and follow the instructions as outlined on the website. Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot to register to participate in and vote at the Meeting for such Fund. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than September 10, 2025. Once shareholders have obtained a new control number, they must visit the website for the relevant Meeting(s) to submit their name and newly issued control number in order to register to participate in and vote at a Meeting. After shareholders have submitted their registration information, they will receive an email from the Solicitor that confirms that their registration request has been received and is under review by the Solicitor. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com/voya .  Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meetings.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in a Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of a Meeting.

Access to the audio webcast of the Meeting. The live audio webcast of the first Meeting to elect members of the Board will begin promptly at 1:00 p.m. (MST) on September 11, 2025. The live audio webcast of the second Meeting for shareholders of CIF and GI&G Fund will begin promptly at 1:30 p.m. (MST). If either Meeting is adjourned or postponed, any adjournments or postponements will also be held virtually. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.

Log in Instructions. To attend the first Meeting, Shareholders must register at https://www.viewproxy.com/voya/broadridgevsm/ .  Shareholders will need the event password which will be provided in their registration confirmation. To attend the second Meeting, Shareholders must register at https://www.viewproxy.com/voya2/broadridgevsm/ .  Shareholders will need the event password which will be provided in their registration confirmation.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new control number.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Funds at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

PROPOSAL 1: ELECTION OF TRUSTEES

All Funds

What Is Proposal 1?

The purpose of this Proposal is to elect Trustees to serve on the Board. The Board has nominated ten individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trusts. Shareholders of each Trust are asked to elect the Nominees as Trustees, effective on September 11, 2025 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement, or until a successor is duly elected and qualified.

The Board currently consists of six Trustees: Colleen D. Baldwin, John V. Boyer, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan (the “Current Independent Trustees”). In addition, the Board has nominated Jody T. Foster, Dennis Johnson, Mark R. Wetzel and Christian G. Wilson, each of whom is not currently a member of the Board. Each of Ms. Foster and Messrs. Johnson and Wetzel has served as an independent consultant to the Board since November 2023. Each Nominee, except for Mr. Wilson, is not an “interested person” of any of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such individuals are commonly referred to as “Independent Trustees.” Mr. Wilson, currently the President and Chief/Principal Executive Officer of each Trust, is deemed to be an “interested person” of each Trust because of his current affiliation with Voya Financial, Inc., and Voya Financial, Inc.’s affiliates.

The Trusts’ Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, identifies and recommends to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating and Governance Committee recommended each of Mses. Baldwin, Pressler and Foster and Messrs. Boyer, Gavin, Obermeyer, Sullivan, Johnson and Wetzel to the Board as a candidate for nomination as an Independent Trustee. Management recommended Mr. Wilson to the Board as a candidate for nomination as an Interested Trustee. At a meeting of the Board held on May 15, 2025, after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee considered a variety of factors. Specific qualifications of candidates for Board membership were based on the needs of the Board at the time of nomination.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Each Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be nominated to serve as a Trustee. Below is a summary of each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should be nominated to serve as a Trustee of the Trusts:

Independent Trustee Nominees

Colleen D. Baldwin has been a Trustee of each Trust and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of the Trusts’ Investment Review Committee (“IRC”) E since January 1, 2025, and prior to that, she served as the Chairperson of the Boards of Trustees of the Voya family of funds from 2020 to 2024. Prior to that, she served as the Chairperson of the Trusts’ IRC E from 2014 to 2019 and as the Chairperson of the Trusts’ Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of each Trust and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Trusts’ Compliance Committee since January 1, 2020, and, prior to that, as the Chairperson of the Board from 2014 through 2019. Prior to that, he served as the Chairperson of the Trusts’ IRC F from 2006 through 2013 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006)

where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Jody T. Foster has been an independent consultant to the Board since November 2023. She is the Founder and Chief Executive Officer of Symphony Consulting since 2010 where she has overseen the development and launch of a variety of public and private investment product offerings. Previously, she served as Director of Risk Management and Strategy at JPMorgan in Chicago and London (2003 - 2007); International Research Manager for Driehaus Capital Management (2001 - 2003) and a Partner, Equity Analysis at Burridge Growth Partners (1999 - 2001) and Equity Analyst at Clover Capital Management (1996

-1999). She serves as an Independent Trustee and Audit Committee Chair for the Hussman Funds (2016 - present) and Diamond Hill Funds (2022-present). Ms. Foster holds a B.A. in Political Science from Pace University, a Master’s in Public Policy from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

Martin J. Gavin has been a Trustee of each Trust since August 1, 2015. He also has served as the Chairperson of the Trusts’ Nominating and Governance Committee since January 1, 2024, and as the Chairperson of the Trusts’ Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013, until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps,

apublicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Dennis Johnson CFA is a non-executive director and Chair of the Audit Committee for Namib Minerals, a publicly-traded mining company focused on investing in high-growth opportunities in Sub-Saharan Africa (April 2025 - Present). He has served as an independent consultant to the Board since November 2023. Previously, he served as an independent director and executive committee member on the Board of Directors for EasyKnock, a venture capital- backed fintech company (December 2023-November 2024). Formerly, he was Director of Investments for West Coast Financial, a registered investment advisor (May 2022-December 2023); independent director on the Board of Glass

Lewis & Co., (March 2022-November 2023); Chief Strategy Officer at Public Investment Fund, a Riyadh, Saudi Arabia-based sovereign wealth fund (September 2018-December 2019), and Chief Investment Officer at TIAA, a U.S. financial services company (October 2016-August 2019). Mr. Johnson was Chief Investment Officer for Comerica, a U.S. financial services company (June 2010-August 2016), Managing Director for the Roy E. Disney, Jr. Family Office (2008-2010), a member of the Board of Directors for Texas Industries, a U.S. company in the cement and aggregates businesses (2009-2010), Head of Global Corporate Governance for the California Public Employees’ Retirement System. the largest U.S. public pension fund (2005-2008) and Managing Director for Citigroup (1994-2005). Previously, Mr. Johnson served in investment roles with increasing responsibilities and complexity for Blue Cross and Blue Shield of Virginia, Crestar Bank and SunTrust from 1981-1994. Mr. Johnson is a Chartered Financial Analyst (CFA) Charter-holder. He is a graduate of Virginia Commonwealth University School of Business with a degree in Finance and the Virginia Military Institute with a degree in Economics.

Joseph E. Obermeyer has been a Trustee of each Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of the Trusts’ IRC E in 2024 and as the Chairperson of the Trusts’ Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of the Trusts’ former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of each Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trusts’ Contracts Committee since 2007. Ms. Pressler served on the Board of Centerra Gold from May 2008 to May 2025. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’

Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002-May 2013), and Director of Retirement Funds Management (1981- 1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Trustee of each Trust since October 1, 2015. He also has served as the Chairperson of the Trusts’ IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.

Mark Wetzel was the President of Fiducient Advisors, an investment advisor (April 2021-May 2024). Formerly, he was the President of Fiduciary Investment Advisors (April 2006-March 2020), which merged in April 2020 with DiMeo Schneider & Associates (“DiMeo Schneider”), where he became President (April 2020-April 2021). In April 2021, DiMeo Schneider rebranded as Fiducient Advisors. Previously, Mr. Wetzel served as Senior Vice President at UBS Financial Services (2000-2006), Senior Vice President at Paine Webber (1994-2000), and Senior Vice President at Kidder Peabody (1990-1994). Mr. Wetzel served on the 401(k) Investment Committee of Paine Webber and one the Pension Committee of Novartis Corp. (2006-2021). He has served as an independent consultant to the Board since November 2023. Mr. Wetzel holds a B.S. in Business Administration from the University of Vermont and an MBA from the Tuck School at Dartmouth College.

Interested Nominee

Christian G. Wilson is the Director, President and Principal/Chief Executive Officer of Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC since September 2024. He is also the Head of Product and Strategy at Voya Investment Management since June 2024. Previously, he was the Head of Global Client Portfolio Management at Voya Investment Management (March 2023- June 2024). Prior to that he was the Head of Fixed Income Client Portfolio Management at Voya Investment Management (July 2017- March 2023) and he held several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Wilson with extensive investment management, distribution and oversight experience.

Additional information about each Nominee can be found in Appendix

A.

How long will the Trustees serve on the Board?

Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

It is currently anticipated that Ms. Pressler and Mr. Gavin will retire under the Board’s retirement policy at the end of 2025.

What are the Trustees paid for their services?

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

Each Fund pays each Independent Trustee its pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000;

(iii)Mses. Baldwin and Pressler and Messrs. Boyer, Gavin, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $60,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case- by-case basis.

The pro rata share paid by a Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate for which the Trustees serve in common as Trustees/Directors.

Future Compensation Payment

Certain future payment arrangements apply to certain Trustees. More particularly, each Independent Trustee who will have served as an Independent Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

Appendix B sets forth information provided by the Adviser regarding compensation of Trustees by the Funds and other funds managed by the Adviser and its affiliates during each Fund’s most recently completed fiscal year. Officers of the Trusts and Trustees who are interested persons of the Trusts do not receive any compensation from the Trusts or any other funds managed by the Adviser or its affiliates.

Do the Nominees own shares of the Funds or certain affiliate entities?

Appendix C sets forth information regarding each Trustee's beneficial ownership of equity securities of the Funds and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds as of December 31, 2024.

As of the Record Date, none of the Independent Trustees (or their immediate family members) owned any interest in securities of the Adviser or Principal Underwriter, or in an entity controlling, controlled by, or under common control with the Adviser or Principal Underwriter of the Fund (not including registered investment companies).

How is the Board structured?

The Board is currently comprised of six (6) members, all of whom are Independent Trustees. If all Nominees are elected, the Board will be comprised of ten (10) members, nine (9) of whom are Independent Trustees and one (1) Interested Trustee. With the anticipated retirements of Ms. Pressler and Mr. Gavin at the end of 2025, the Board would have eight (8) members, seven (7) of whom are Independent Trustees and one (1) Interested Trustee.

The Trusts are 6 of 19 registered investment companies (with a total of approximately 131 separate series) in the Voya family of funds and the Current Independent Trustees serve as and, if elected, the Nominees will serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trusts, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of any Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trusts to review the scope of the Trusts’ audits, the Trusts’ financial statements and accounting controls;

(ii)meeting with management concerning these matters, internal audit activities, reports under the Trusts’ whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Sullivan. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Trusts’ advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.

The Compliance Committee currently consists of three (3) Independent Trustees: Ms. Pressler and Messrs. Boyer and Obermeyer. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds. The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee currently consists of all six (6) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the funds under its oversight, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee

E(“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that IRC; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and

(iii)making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer.

The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Baldwin and Messrs. Gavin and Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis.

The IRC F currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC F: Ms. Pressler and Messrs. Boyer and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things:

(i)identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and industry practices in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self- evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and

Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the Securities and Exchange Commission (“SEC”).

The Nominating and Governance Committee currently consists of all six (6) of the Independent Trustees of the Board. Mr. Gavin currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. No Board member attended fewer than 75% of the meetings of the Board and the Committee on which he or she serves during each Trust’s most recent fiscal year. The number of times each Committee met during each Trust’s last fiscal year is set forth on Appendix D.

Who are the officers of the Trusts?

The Trusts’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Trusts, together with each such person’s position with the Trusts and principal occupation for the last five years, are listed in Appendix E.

What are the officers paid for their services?

The Trusts do not pay their officers for the services they provide to the Funds. Instead, the officers who are also officers or employees of the Adviser or its affiliates are compensated by the Adviser or its affiliates.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each Trust will vote collectively as a single class on the election of each Nominee.

With respect to CIF, Voya Enhanced Securitized Income Fund, Voya Funds Trust and Voya Separate Portfolios Trust, when a quorum is present, plurality of outstanding shares shall elect a Nominee. With respect to Voya Equity Trust, when a quorum is present, a Nominee is elected by the shareholders of a plurality of the shares voted in person (virtually) or by proxy at a meeting. With respect to Voya Mutual Funds, if a quorum is present, the election of each Nominee must be approved by more than 50% of shareholders present, either in person (virtually) or by proxy, at a meeting.

Shareholders who vote “FOR” Proposal 1 will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot or Voting Instruction Card.

PROPOSAL 2 – APPROVAL OF AMENDMENT TO FUNDAMENTAL

INVESTMENT RESTRICTION

Voya Credit Income Fund

What Is Proposal 2?

The purpose of this Proposal is to ask shareholders of CIF (for the purposes of this Proposal 2, the “Fund”) to approve amending CIF’s fundamental investment restriction with respect to purchasing and selling equity securities. Currently, as a fundamental investment restriction, CIF may not purchase or sell equity securities (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities). The 1940 Act requires registered investment companies like CIF to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” A fundamental investment restriction may not be changed without the approval of the holders of a majority of a fund’s outstanding voting securities.

At a meeting on May 15, 2025, management proposed, and the Board approved, a change in CIF’s investment strategy to permit the Fund to invest in equity securities to a greater extent, subject to shareholder approval of a change to the Fund’s fundamental investment restriction prohibiting certain equity investments. Currently, CIF’s investment strategy states that the Fund may only invest in equity securities as an incident to the purchase or ownership of loans or fixed rate debt instruments, or in connection with a restructuring of a borrower or issuer or its debt. Management’s proposed change to CIF’s investment strategies would permit the Fund to invest in equity securities of an issuer if it already owns a loan or other fixed rate debt instrument of such issuer. Management believes that it would be advantageous to allow CIF to invest opportunistically in equity securities in cases where the fund already owns debt of the issuer of those equities. Subject to shareholder approval, management recommended changes to CIF’s fundamental investment restrictions to remove the prohibition on purchases and sales of equity securities by CIF.

The following sets forth the proposed changes to the fundamental investment restriction for CIF with respect to investments in equity securities. Deleted text is shown as struck through.

Proposed Changes to Fundamental Investment

Restriction

As a matter of fundamental policy, the Fund will not:

…

5.Purchase or sell ~~equity securities,~~ real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire or sell ~~and exercise warrants and/or acquire or sell other equity securities as well as~~ other assets, such as real estate and real estate mortgage loans);

What is the recommendation of the Board?

The Board recommends that shareholders vote “FOR” this proposal.

What is the required vote?

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of CIF, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of CIF or (ii) 67% or more of the outstanding voting securities of CIF present at the Meeting if more than 50% of the outstanding voting securities of CIF are present at the Meeting in person (virtually) or represented by proxy. All shareholders of CIF vote together as a single class.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO INVESTMENT

MANAGEMENT AGREEMENT

Voya Global Income & Growth Fund

What is Proposal 3?

Shareholders of the Voya Global Income & Growth Fund (the “GI&G Fund”) are being asked to approve an amendment (the “Amendment”) to the investment management agreement between Voya Investments, LLC (“Voya Investments” or the “Adviser”) and Voya Equity Trust on behalf of GI&G Fund (the “Management Agreement”). The Amendment would change the management fee charged to GI&G Fund from a “trifurcated fee” schedule that applies a different management fee rate based on the type of investments held by GI&G Fund to a flat fee schedule applicable to all assets. The change is proposed in connection with the GI&G Fund’s transition from a fund-of-funds that invests primarily in underlying funds to a fund that primarily invests directly in other securities. No other changes to the Management Agreement are proposed.

What is the management fee under the Amendment?

Current Management Fee	New Management Fee
Direct Investments1	0.750% of the Fund’s average daily
0.750% of the Fund’s average daily	net assets
net assets
Underlying Funds2
0.180% of the Fund’s average daily
net assets
Other Investments3
0.400% of the Fund’s average daily
net assets

1“Direct Investments” shall include direct interests in companies other than investment companies (e.g. stocks), securities evidencing indebtedness (e.g. bonds) that do not derive their value from another security or asset, and instruments whose value is backed by an asset. Convertible securities are considered “direct investments” for purposes of calculating the management fee.

2“Underlying Funds” shall mean open-end investment companies registered under the

1940 Act within the Voya family of funds. The term “family of funds” shall have the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was in effect on the date of the Management Agreement.

3“Other Investments” shall mean assets which are not Direct Investments or Underlying

Funds.

Because GI&G Fund currently invests its assets solely in Direct Investments, there is not expected to be a change to the effective management fee currently paid by GI&G Fund. In the event that GI&G Fund invests in Underlying Funds and certain other assets in the future, GI&G Fund would bear an aggregate higher fee than under its current management fee schedule. This is because if GI&G Fund determined to invest in Underlying Funds or Other Investments (as defined above), the management fee applicable for those investments would be 0.750% of GI&G Fund’s average daily net assets as opposed to 0.180% and 0.400%, respectively, of GI&G Fund’s average daily net assets. Although GI&G Fund retains its ability to invest in Underlying Funds within the limits set forth under the 1940 Act, GI&G Fund is no longer managed as a fund-of-funds and the portfolio managers have no current intention of investing materially in Underlying Funds or Other Investments.

There are no other changes proposed to the Management Agreement other than the new management fee schedule as set forth above. A copy of the Management Agreement as revised for the Amendment to reflect the new management fee schedule is included as Appendix F.

Does this Proposal arise as a result of previous changes to the investment strategies of GI&G Fund?

Yes. At its March 2024 meeting, the Board of Trustees of Voya Equity Trust approved changes to the principal investment strategies of GI&G Fund, effective at the close of business on May 1, 2024. Prior to May 1, 2024, GI&G Fund primarily invested in a combination of mutual funds, including exchange- traded funds, to gain exposure to securities (such as stocks and bonds) in a number of different countries, which may include the United States. As of May 1, 2024, GI&G Fund no longer operates as a fund-of-funds and principally invests directly in securities. As a consequence of the investment strategy change, management proposed that GI&G Fund’s management fee schedule be revised to reflect the new structure of GI&G Fund, subject to shareholder approval of the Amendment.

Management has monitored the GI&G Fund in the year following the above described investment strategy changes and has determined that the GI&G Fund has no current intention to invest in Underlying Funds or Other Investments, and as a result believes that, subject to shareholder approval, this new fee structure is appropriate for the GI&G Fund.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its May 15, 2025, meeting, approved the Amendment and voted to recommend to shareholders that they approve Proposal

3.The Board is therefore recommending that the GI&G Fund shareholders vote “FOR” Proposal 3 to approve the Amendment, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting held on May 15, 2025, the Board approved the Amendment to reflect the new management fee schedule, subject to shareholder approval. In determining whether to approve the Amendment and recommend its approval to shareholders of GI&G Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the proposed management fee schedule should be approved. The materials provided to the Board in support of the proposed change in management fee included the following: (1) a memorandum presenting the Adviser’s rationale for requesting the change to the management fee schedule; (2) the Adviser’s supporting documentation, including the amended fee schedule to the Management Agreement; and (3) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s services to GI&G Fund and other Voya funds.

The Board’s consideration of whether to approve the Amendment and recommend its approval to shareholders of GI&G Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services provided by the Adviser under the GI&G Fund’s new investment strategy, which transitioned from a fund-of-funds investment strategy to one that principally invests directly in securities; (2) the fairness of the compensation payable to the Adviser under the Amendment; (3) the pricing structure (including the estimated expense ratio to be borne by shareholders) of GI&G Fund; and (4) a comparison of the amended fee schedule with selected peer groups of mutual funds. Certain other factors were not deemed relevant to the Board’s consideration in the context of the Amendment.

After its deliberation, the Board concluded that the Amendment is reasonable in the context of all factors considered by the Board. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of GI&G Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of GI&G Fund or (ii) 67% or more of the outstanding voting securities of GI&G Fund present at the Meeting if more than 50% of the outstanding voting securities of GI&G Fund are present at the Meeting in person (virtually) or represented by proxy. All shareholders of GI&G Fund vote together as a single class.

What happens if shareholders do not approve Proposal 3?

If GI&G Fund shareholders do not approve the Amendment, the current fee structure will remain in place for GI&G Fund and the Board will determine what additional action, if any, should be taken.

ADDITIONAL INFORMATION WITH RESPECT TO

PROPOSAL 3

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Board and shareholders of GI&G Fund most recently approved the Management Agreement on November 14, 2024, and May 13, 2013, respectively. For the most recent fiscal year ended May 31, 2025, GI&G Fund paid $2,349,740 in management fees to the Adviser which is the same amount the Adviser would have received under the Amendment. Appendix G lists the names and principal occupations of the principal executive officers of the Adviser.

Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is the sub-adviser to GI&G Fund and provides the day-to-day management of GI&G Fund’s portfolio. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.

If shareholders approve the Amendment, the Adviser and Voya IM will amend its sub-advisory agreement to provide for a flat fee rate of 0.3375% of

GI&G Fund’s average daily net assets in connection with the services the Sub- Adviser provides to GI&G Fund (the same rate with respect to Direct Investments under the current sub-advisory agreement). These fees are paid by the Adviser and not the GI&G Fund.

For the most recent fiscal year, the GI&G Fund did not use affiliated brokers to execute portfolio transactions. Appendix H includes the amount paid to Voya Investments Distributor, LLC by the GI&G Fund.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a joint special meeting of each Trust’s shareholders, as well as votes at a separate joint special meeting specific to shareholders of CIF and GI&G Fund.

How is my proxy being solicited?

The Trusts have retained Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies. The estimated cost associated with the solicitation under this Proxy Statement is $552,690, which will be borne by the Funds; provided, that due to the application of expense limitation arrangements or other management fee arrangements applicable for certain Funds, it is expected that the Adviser will bear a portion of the costs associated with this Proxy Statement. The fund-specific proposals described in this Proxy Statement will be paid for by the relevant Funds. As the date of the Meetings approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Meetings, you may contact the Solicitor toll-free at 1-844-202-7043. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Joanne F. Osberg and Todd Modic, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trusts a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends a Meeting in person (virtually) may vote by ballot at a Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn a Meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Meetings other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.

With respect to CIF, forty percent of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders. With respect to Voya Equity Trust, a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to Voya Funds Trust, one-third of shares entitled to vote in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to Voya Mutual Funds, one-third of the interests in the Trust present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to Voya Enhanced Securitized Income Fund and Voya Separate Portfolios Trust, thirty-three and one-third percent of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders.

Adjournments

If a quorum is not present at a Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, one or more adjournments of a Meeting may be proposed to permit additional time for the solicitation of proxies, in accordance with the organizational documents of each Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. Whether an abstention or broker non-vote is counted as a vote against a proposal depends on the specifics of the proposal, any relevant provision of a Trust’s organizational documents, and the relevant state law.

With respect to Proposal One, for Voya Mutual Funds, abstentions will have the effect of a vote against. For each of the other Trusts, abstentions are disregarded. Because Proposal One is considered to be a “routine” voting item, the Trusts do not expect to receive any broker non-votes for Proposal One at that Meeting.

With respect to Proposals Two and Three, abstentions, if any, will have the effect of a vote against the Proposals. Because each proposal to be presented at the Joint Special Meetings of Shareholders of CIF and GI&G Fund is non- routine, there are not expected to be any broker non-votes at such Meeting.

How many shares are outstanding?

Appendix I includes the shares outstanding for each Fund. Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of June 16, 2025, no current Trustee owns 1% or more of the outstanding shares of each Fund, and the officers and Trustees own, as a group, less than 1% of the shares of each Fund. Appendix J lists the persons that, as of June 16, 2025, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund.

Can shareholders submit proposals for a future shareholder meeting?

The Trusts are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Who are the affiliated service providers to the Funds?

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is the sub-adviser to GI&G Fund and provides the day-to-day management of the Fund’s portfolio. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of each Fund. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Who are the Trusts’ independent public accountants?

The Board has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to each Trust for the current fiscal year.

As part of its oversight of the preparation of each Trust’s financial statements, the Audit Committee reviewed and discussed with the Adviser and E&Y each Trust’s audited financial statements for the most recently completed fiscal year. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y. Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Trust’s Annual Reports to shareholders.

Submitted by the Audit Committee of the Board

Colleen D. Baldwin

Martin J. Gavin (Chairperson)

Christopher P. Sullivan

The fees paid to E&Y for professional audit services during each Trust’s two most recent fiscal years, amounts billed for other services rendered by E&Y to each Trust, and the aggregate non-audit fees billed by E&Y for services rendered to each Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to each Trust for the two most recently completed fiscal years, are described in Appendix K.

All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Fund by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of each Fund provided by E&Y to the Adviser or any affiliate thereof that provides ongoing services to each Trust (collectively, “Covered Services”). The Audit Committee has adopted pre- approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee has considered and will periodically consider whether E&Y’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Trust that were not required to be pre-approved is compatible with maintaining the independence of E&Y.

Representatives of E&Y are not expected to be at the Meetings but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless a Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Trusts’ Secretary at the address on the front of this Proxy Statement.

Who pays for this proxy solicitation?

The Funds will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses in connection with this proxy solicitation. Due to the operation of expense limitation agreements and other management fee arrangements, the Adviser will bear a portion of such expenses with respect to certain Funds.

In order that the presence of a quorum at each Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Joanne F. Osberg

Secretary

July 11, 2025

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: NOMINEES

Name, Address and	Position(s)	Term of Office	Principal Occupation(s)	Number	Other Board
Year of Birth	Held	and Length	During the Past 5 Years	of Funds	Positions Held
	with the Trust	of Time		in the	by Trustees
		Served1		Fund
Complex
Overseen by
Trustees2

Independent Nominees

Colleen D. Baldwin	Trustee	Voya Credit Fund, Voya Equity	President, Glantuam	131	Stanley Global
(1960)		Trust, Voya Funds Trust, and Voya	Partners,		Engineering
		Mutual Fund: November 2007 –	LLC, a business		(2020
7337 East		Present	consulting firm		– Present).
Doubletree Ranch			(January 2009 – Present).
Road, Suite 100		Voya Separate Portfolios Trust:
Scottsdale, Arizona		July 2007 – Present
85258-2034
Voya Enhanced Securitized
Income Fund: May 2024 – Present

John V. Boyer	Trustee	Voya Credit Fund, Voya Equity	Retired.	131	None.
(1953)		Trust, Voya Funds Trust, and Voya
Mutual Funds: January 2005 –
7337 East		Present
Doubletree Ranch
Road, Suite 100		Voya Separate Portfolios Trust:
Scottsdale, Arizona		May 2007 – Present
85258-2034		Voya Enhanced Securitized
Income Fund: May 2024 – Present

Jody T. Foster	None	N/A	Founder and Chief	N/A	Hussman Funds

(1969)			Executive Officer of		(2016 – Present);
			Symphony Consulting, a		Diamond Hill
			provider of recruiting		Funds (2022 –
7337 East			services to investment		Present).
Doubletree Ranch			management firms (2010
Road, Suite 100			– Present).
Scottsdale, Arizona
85258-2034
Martin J. Gavin	Trustee	Voya Credit Fund, Voya Equity	Retired.	131	None.
(1950)		Trust, Voya Funds Trust, Voya
Mutual Funds, and Voya Separate
7337 East		Portfolios Trust: August 2015 –
Doubletree Ranch		Present
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 – Present

Dennis Johnson	None	N/A	Non-Executive Director,	N/A	None.

(1960)			Namib
Minerals (April 2025 –
7337 East			Present). Formerly,
Doubletree Ranch			Independent Director,
Road, Suite 100			EasyKnock (December
Scottsdale, Arizona			2023
85258-2034			– November 2024);
Director
of Investments, West
Coast
Financial (May 2022 –
December 2023);
Independent Director,
Glass
Lewis & Co. (March
2022 –
November 2023).

Joseph E. Obermeyer	Chairperson	Voya Credit Fund, Voya Equity	President, Obermeyer &	131	None.
(1957)		Trust, Voya Funds Trust, Voya	Associates, Inc., a
	Trustee	Mutual Funds, and Voya Separate	provider of
7337 East		Portfolios Trust: January 1, 2025 –	financial and economic
Doubletree Ranch		Present (Chairperson); May 2013 –	consulting services
Road, Suite 100		Present (Trustee)	(November
Scottsdale, Arizona		Voya Enhanced Securitized	1999 – December 2024).
85258-2034		Income Fund: May 2024 – Present
(both titles)

Sheryl K. Pressler	Trustee	Voya Credit Fund, Voya Equity	Consultant (May 2001 -	131	None.

(1950)		Trust, Voya Funds Trust, Voya	Present).
Mutual Funds: January 2006 –
7337 East		Present
Doubletree Ranch
Road, Suite 100		Voya Separate Portfolios Trust:
Scottsdale, Arizona		May 2007 – Present
85258-2034
Voya Enhanced Securitized
Income Fund: May 2024 – Present

Christopher P.	Trustee	Voya Credit Fund, Voya Equity	Retired.	131	None.
Sullivan		Trust, Voya Funds Trust, Voya
(1954)		Mutual Funds, and Voya Separate
Portfolios Trust: October 2015 –
7337 East		Present
Doubletree Ranch
Road, Suite 100		Voya Enhanced Securitized
Scottsdale, Arizona		Income Fund: May 2024 – Present
85258-2034

Mark R. Wetzel	None	N/A	Retired. Formerly,	N/A	None.

(1961)			President,
Fiducient Advisors, an
7337 East			investment adviser (April
Doubletree Ranch			2006 – May 2024).
Road, Suite 100
Scottsdale, Arizona
85258-2034

Interested Nominee

Christian G. Wilson	None	N/A	Head of Product and	131	Voya Funds
(1968)			Strategy, Voya		Services, LLC,
			Investment Management		Voya Capital,
7337 East			(June 2024 – Present).		LLC, and Voya
Doubletree Ranch			President and Chief		Investments,
Road, Suite 100			Executive Officer, Voya		LLC (September
Scottsdale, Arizona			Funds Services, LLC,		2024 – Present).
85258-2034			Voya Capital, LLC, and
Voya Investments, LLC
(September 2024 –
Present). Formerly,
Head of Global Client
Portfolio Management,
Voya Investment
Management (March
2023 – June 2024); Head
of Fixed Income Client
Portfolio Management,
Voya Investment
Management (July 2017
– March 2023).

1Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below,

“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2025.

APPENDIX B: COMPENSATION OF TRUSTEES

The following table sets forth compensation information (excluding travel expenses) relating to the Trustees for the fiscal year end as designated in the table. “None” in the table indicates that, because the Fund was not in operation during the relevant fiscal period, no Trustee received compensation from the Fund during that time.

Fund			Independent Trustees
	Colleen D.	John V.	Patricia	Martin J.	Joseph E.	Sheryl K.	Christopher P.
	Baldwin	Boyer	Chadwick	Gavin	Obermeyer	Pressler	Sullivan
As Of Fiscal Year End: February 28, 2025
Voya Credit Income Fund	$548.96	$463.59	$0	$463.59	$463.59	$506.27	$463.59
Voya Enhanced Securitized Credit	$3,768.32	$3,183.86	$0	$3,183.86	$3,183.86	$3,476.09	$3,183.86
Fund
As Of Fiscal Year End: March 31, 2025
Voya Floating Rate Fund	$1,073.47	$906.22	$0	$906.22	$906.22	$989.84	$906.22
Voya GNMA Income Fund	$6,028.27	$5,091.54	$0	$5,091.54	$5,091.54	$5,559.91	$5,091.54
Voya Government Money Market	$1,780.03	$1,504.43	$0	$1,504.43	$1,504.43	$1,642.23	$1,504.43
Fund
Voya High Yield Bond Fund	$2,124.24	$1,793.23	$0	$1,793.23	$1,793.23	$1,958.73	$1,793.23
	$41,959.02	$35,455.64	$0	$35,455.6	$35,455.64	$38,707.33	$35,455.64
Voya Intermediate Bond Fund				4
Voya Investment Grade Credit Fund	$309.83	$261.91	$0	$261.91	$261.91	$285.87	$261.91
Voya Securitized Credit Fund	$4,054.06	$3,425.16	$0	$3,425.16	$3,425.16	$3,739.61	$3,425.16
Voya Short Duration Bond Fund	$2,729.50	$2,306.56	$0	$2,306.56	$2,306.56	$2,518.03	$2,306.56
Voya Short Duration High Income	$699.63	$591.77	$0	$591.77	$591.77	$645.70	$591.77
Fund
Voya Strategic Income	$9,291.57	$7,851.86	$0	$7,851.86	$7,851.86	$8,571.72	$7,851.86
Opportunities Fund
Voya VACS Series EMHCD Fund	$499.95	$422.11	$0	$422.11	$422.11	$461.03	$422.11
Voya VACS Series SC Fund	$998.65	$843.50	$0	$843.50	$843.50	$921.08	$843.50
Voya VACS Series HYB Fund	$654.82	$553.57	$0	$553.57	$553.57	$604.20	$553.57
As Of Fiscal Year End: May 31, 2025
	$4,997.79	$4,589.99	$0		$5,027.72	$5,012.76	$4,589.99
Voya Corporate Leaders® 100 Fund				$4,777.59
Voya Global Income & Growth	$1,315.59	$1,253.89	$0		$1,428.11	$1,371.85	$1,253.89
Fund				$1,328.55
	$3,508.44	$3,224.53	$0		$3,535.55	$3,522.00	$3,224.53
Voya Large-Cap Growth Fund				$3,357.82
	$3,636.14	$3,337.41	$0		$3,653.50	$3,644.82	$3,337.41
Voya Large Cap Value Fund				$3,472.88
Voya Mid Cap Research Enhanced	$787.89	$721.06	$0	$749.20	$786.73	$787.31	$721.06
Index Fund
	$3,769.00	$3,429.26	$0		$3,713.47	$3,741.24	$3,429.26
Voya MidCap Opportunities Fund				$3,551.07
Voya Multi-Manager Mid Cap	$712.67	$651.22	$0	$676.17	$709.45	$711.06	$651.22
Value Fund
	$5,577.37	$5,137.86	$0		$5,646.26	$5,611.81	$5,137.86
Voya Small Cap Growth Fund				$5,355.74
Voya Small Company Fund	$847.70	$771.27	$0	$799.04	$836.06	$841.88	$771.27
Voya Target In-Retirement Fund	$418.59	$389.29	$0	$407.52	$431.82	$425.21	$389.29
Voya Target Retirement 2025 Fund	$608.39	$564.83	$0	$590.86	$625.58	$616.98	$564.83
Voya Target Retirement 2030 Fund	$691.33	$638.91	$0	$667.05	$704.56	$697.95	$638.91
Voya Target Retirement 2035 Fund	$907.23	$840.69	$0	$878.74	$929.46	$918.35	$840.69
Voya Target Retirement 2040 Fund	$532.24	$489.53	$0	$509.95	$537.17	$534.70	$489.53
Voya Target Retirement 2045 Fund	$785.88	$728.18	$0	$761.11	$805.02	$795.45	$728.18
Voya Target Retirement 2050 Fund	$433.05	$398.49	$0	$415.20	$437.48	$435.26	$398.49
Voya Target Retirement 2055 Fund	$536.70	$497.72	$0	$520.43	$550.72	$543.71	$497.72
Voya Target Retirement 2060 Fund	$245.98	$226.67	$0	$236.34	$249.23	$247.61	$226.67
Voya Target Retirement 2065 Fund	$93.86	$87.10	$0	$91.13	$96.51	$95.18	$87.10
Voya Target Retirement 2070 Fund	None	None	None	None	None	None	None
Voya VACS Series MCV Fund	$632.86	$580.12	$0	$603.27	$634.15	$633.51	$580.12
As Of Fiscal Year End: October 31, 2024
Voya Global Bond Fund	$1,313.97	$1,110.30	$344.17	$1,110.30	$1,110.30	$1,212.14	$1.110.30
Voya Global High Dividend Low	$1,182.99	$999.25	$289.31	$999.25	$999.25	$1,091.12	$999.25
Volatility Fund
Voya Multi-Manager Emerging	$1,150.49	$971.86	$277.04	$971.86	$971.86	$1,061.18	$971.86
Markets Equity Fund
Voya Multi-Manager International	$1,805.48	$1,523.66	$334.18	$1,523.66	$1,523.66	$1,664.57	$1,523.66
Equity Fund
Voya Multi-Manager International	$1,322.88	$1,116.90	$303.17	$1,116.90	$1,116.90	$1,219.89	$1,116.90
Small Cap Fund
Voya VACS Series EME Fund	$1,112.30	$940.05	$282.94	$940.05	$940.05	$1,026.17	$940.05
Total Compensation from the Funds	$450,000	$380,000	$105,0001	$380,000	$380,0002	$415,0002	$380,000

1Patricia Chadwick retired as a Trustee effective December 31, 2023.

2During the fiscal year ended October 31, 2024, Mr. Obermeyer and Ms. Pressler deferred $38,000 and $15,000 respectively, of their compensation from the Voya family of funds. During the fiscal years ended February 28, 2025, and March 31, 2025, Mr. Obermeyer deferred $38,000 of his compensation from the Voya family of funds. During the fiscal year ended May 31, 2025, Mr. Obermeyer deferred $63,000 of his compensation from the Voya family of funds.

APPENDIX C: TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by the Trustees or Trustee Nominees in each Fund and in any investment company overseen by the Trustees in the Voya Fund Family as of December 31, 2024 unless otherwise noted:

Interested
Trustee/
Fund				Independent Trustees/Nominees						Nominee
	Colleen	John V.	Jody T.	Martin J.	Dennis	Joseph E.	Sheryl K.	Christopher P.	Mark R.	Christian G.
	D.	Boyer	Foster	Gavin	Johnson	Obermeyer	Pressler	Sullivan	Wetzel	Wilson
Baldwin

Voya	None	$10,001-	None	None	None	Over	Over	None	None	None
Corporate		$50,000				$100,000	$100,000
Leaders®
100 Fund
Voya Credit	$50,001-	None	None	None	None	None	None	None	None	None
Income Fund	$100,000
Voya	None	None	None	None	None	None	None	None	None	None
Enhanced
Securitized
Income Fund
Voya	None	None	None	None	None	None	None	Over $100,000	None	None
Floating Rate
Fund
Voya Global	$10,001-	None	None	None	None	None	None	None	None	None
Bond Fund	$50,000
Voya Global	None	None	None	None	None	None	None	None	None	None
High
Dividend
Low
Volatility
Fund
Voya Global	None	None	None	None	None	None	None	None	None	None
Income &
Growth Fund
Voya GNMA	None	None	None	Over	None	None	None	None	None	$10,001-
Income Fund				$100,000						$50,000
Voya	None	$50,001-	None	None	None	None	None	None	None	$10,001-
Government		$100,000								$50,000
Money
Market Fund
Voya High	$10,001-	None	None	None	None	Over	None	None	None	Over
Yield Bond	$50,000					$100,000				$100,000
Fund
Voya	None	Over	$0-$50,000	Over	None	Over	None	None	None	Over
Intermediate		$100,000		$100,000		$100,000				$100,000
Bond Fund
Voya	None	None	None	None	None	None	None	None	None	$1-$10,000
Investment
Grade Credit
Fund
Voya Large-	Over	Over	$0-$50,000	Over	None	Over	None	None	None	$50,001-
Cap Growth	$100,000	$100,000		$100,000		$100,000				$100,000
Fund
Voya Large	None	Over	$0-$50,000	Over	None	None	Over	None	None	$50,001-
Cap Value		$100,000		$100,000			$100,000			$100,000
Fund
Voya Mid	None	None	$0-$50,000	Over	None	Over	None	None	None	None
Cap Research				$100,000		$100,000
Enhanced
Index Fund
Voya	None	Over	None	None	None	None	None	None	None	None
MidCap		$100,000
Opportunities
Fund
Voya Multi-	$50,001-	None	None	None	None	Over	$50,001-	None	None	$1-$10,000
Manager	$100,000					$100,000	$100,000
Emerging
Markets
Equity Fund
Voya Multi-	None	None	None	None	None	None	None	None	None	$1-$10,000
Manager
International
Equity Fund
Voya Multi-	None	None	None	None	None	None	None	None	None	None
Manager
International
Small Cap
Fund
Voya Multi-	None	Over	None	None	None	None	None	None	None	None
Manager Mid		$100,000
Cap Value
Fund
Voya	None	None	None	None	None	None	None	None	None	None
Securitized
Credit Fund
Voya Short	None	None	None	None	None	None	None	None	None	Over
Duration										$100,000
Bond Fund
Voya Short	None	None	None	None	None	None	None	None	None	$50,001-
Duration										$100,000
High Income
Fund
Voya Small	None	Over	None	Over	None	None	None	None	None	$50,001-
Cap Growth		$100,000		$100,000						$100,000
Fund
Voya	$10,001-	None	$0-$50,000	None	None	None	None	None	None	$10,001-
Strategic	$50,000									$50,000
Income
Opportunities
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
In-Retirement
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2025 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2030 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2035 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2040 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2045 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2050 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2055 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2060 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2065 Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement
2070 Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series EME
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series
EMHCD
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series HYB
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series MCV
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series SC
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series EME
Fund
Aggregate	Over	Over	Over	Over	$0	Over	Over	Over	$0	Over
Across the	$100,000	$100,000	$100,000	$100,000		$100,000	$100,000	$100,000		$100,000
Fund Family

APPENDIX D: NUMBER OF COMMITTEE MEETINGS

The below table sets forth the number of committee meetings for each Trust as of such Trust’s most recently completed fiscal year.

		Nominating	Investment	Investment
	Audit	and	Review	Review	Contracts	Compliance
Trust	Committee	Governance	Committee E	Committee F	Committee	Committee
Voya Credit Income Fund	5	3	5	5	5	4
Voya Enhanced Securitized	5	3	5	5	5	4
Income Fund
Voya Equity Trust	5	4	5	5	5	4
Voya Funds Trust	5	3	5	5	5	4
Voya Mutual Funds	5	3	5	5	5	4
Voya Separate Portfolios	5	FYE 3/31 – 4	5	5	5	4
Trust		FYE 5/31 – 3

APPENDIX E: EXECUTIVE OFFICERS OF THE TRUSTS

Name, Address and	Position(s) Held	Term of Office and	Principal Occupation(s) During the Past 5 Years
Year of Birth	with the Trust	Length of Time Served1

Christian G. Wilson	President and	September 2024 – Present	Director, President, and Chief Executive Officer,
(1968)	Chief/Principal		Voya Funds Services, LLC, Voya Capital, LLC, and
	Executive Officer		Voya Investments, LLC (September 2024 – Present);
5780 Powers Ferry			Head of Product and Strategy, Voya Investment
Road NW			Management (June 2024 – Present). Formerly, Head
Atlanta, Georgia			of Global Client Portfolio Management, Voya
30327			Investment Management (March 2023 – June 2024);
Head of Fixed Income Client Portfolio Management,
Voya Investment Management (July 2017 – March
2023).

Jonathan Nash	Executive Vice	Voya Credit Fund, Voya	Head of Investment Risk for Equity and Funds, Voya

(1967)	President	Equity Trust, Voya Funds	Investment Management (April 2024 – Present);
		Trust, Voya Mutual Funds,	Executive Vice President and Chief Investment Risk
200 Park Avenue	Chief Investment	and Voya Separate Portfolios	Officer, Voya Investments, LLC (March 2020 –
New York, New York	Risk Officer	Trust: March 2020 – Present	Present); Formerly, Senior Vice President,
10169			Investment Risk
		Voya Enhanced Securitized	Management, Voya Investment Management (March
		Income Fund: May 2024 –	2017 – March 2024).
Present

Steven Hartstein	Chief Compliance	Voya Credit Fund, Voya	Senior Vice President, Voya Investment
(1963)	Officer	Equity Trust, Voya Funds	Management (December 2022 – Present). Formerly,
		Trust, Voya Mutual Funds,	Head of Funds Compliance, Brighthouse Financial,
200 Park Avenue		and Voya Separate Portfolios	Inc.; and Chief Compliance Officer, Brighthouse
New York, New York		Trust: December 2022 –	Funds and Brighthouse Investment Advisers, LLC
10169		Present	(March 2017 – December 2022).
Voya Enhanced Securitized
Income Fund: May 2024 –
Present

Todd Modic	Senior Vice	Voya Credit Fund, Voya	Director and Senior Vice President, Voya Capital,

(1967)	President,	Equity Trust, Voya Funds	LLC and Voya Funds Services, LLC (September
	Chief/Principal	Trust, Voya Mutual Funds,	2022 – Present); Director, Voya Investments, LLC
7337 East	Financial Officer	and Voya Separate Portfolios	(September 2022 – Present); Senior Vice President,
Doubletree Ranch	and Assistant	Trust: March 2007 – Present	Voya Investments, LLC (April 2005 – Present).
Road, Suite 100	Secretary		Formerly, President, Voya Funds Services, LLC
Scottsdale, Arizona		Voya Enhanced Securitized	(March 2018 – September 2022).
85258-2034		Income Fund: May 2024 –
Present

Kimberly A. Anderson	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Voya Investments, LLC
(1964)	President	Equity Trust, Voya Funds	(September 2003 – Present).
Trust, Voya Mutual Funds,
7337 East		and Voya Separate Portfolios
Doubletree Ranch		Trust: March 2007 – Present
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present

Sara M. Donaldson	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Voya Investments, LLC

(1959)	President	Equity Trust, Voya Funds	(February 2022 – Present); Senior Vice President,
		Trust, Voya Mutual Funds,	Head of Active Ownership, Voya Investment
7337 East		and Voya Separate Portfolios	Management (September 2021 – Present). Formerly,
Doubletree Ranch		Trust: June 2022 – Present	Vice President, Voya Investments, LLC (October
Road, Suite 100			2015 – February 2022); Vice President, Head of
Scottsdale, Arizona		Voya Enhanced Securitized	Proxy Voting, Voya Investment Management
85258-2034		Income Fund: May 2024 –	(October 2015 – August 2021).
Present

Jason Kadavy	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Voya Investments, LLC and
(1976)	President	Equity Trust, Voya Funds	Voya Funds Services, LLC (September 2023 –
		Trust, Voya Mutual Funds,	Present). Formerly, Vice President, Voya
7337 East		and Voya Separate Portfolios	Investments, LLC (October 2015 – September
Doubletree Ranch		Trust: September 2023 –	2023); Vice President, Voya Funds Services, LLC
Road, Suite 100		Present	(July 2007 – September 2023).
Scottsdale, Arizona
85258-2034		Voya Enhanced Securitized
Income Fund: May 2024 –
Present

Joanne F. Osberg	Senior Vice	Voya Credit Fund, Voya	Senior Vice President and Chief Counsel, Voya

(1982)	President	Equity Trust, Voya Funds	Investment Management - Mutual Fund Legal
		Trust, Voya Mutual Funds,	Department, and Senior Vice President and
7337 East	Secretary	and Voya Separate Portfolios	Secretary, Voya Investments, LLC, Voya Capital,
Doubletree Ranch		Trust: March 2023 – Present	LLC, and Voya Funds Services, LLC (March 2023 –
Road, Suite 100		(Senior Vice President) and	Present). Formerly, Secretary, Voya Capital, LLC
Scottsdale, Arizona		September 2020 – Present	(August 2022 – March 2023); Vice President and
85258-2034		(Secretary)	Secretary, Voya
Investments, LLC and Voya Funds Services, LLC
		Voya Enhanced Securitized	and Vice President and Senior Counsel, Voya
		Income Fund: May 2024 –	Investment Management – Mutual Fund Legal
		Present (both titles)	Department (September 2020 – March 2023); Vice
President and Counsel, Voya Investment
Management – Mutual Fund Legal Department
(January 2013 – September 2020).

Andrew K. Schlueter	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Head of Investment
(1976)	President	Equity Trust, Voya Funds	Operations Support, Voya Investment Management
		Trust, Voya Mutual Funds,	(April 2023 – Present); Vice President, Voya
7337 East		and Voya Separate Portfolios	Investments Distributor, LLC (April 2018 – Present);
Doubletree Ranch		Trust: June 2022 – Present	Vice President, Voya Investments, LLC and Voya
Road, Suite 100			Funds Services, LLC (March 2018 – Present).
Scottsdale, Arizona		Voya Enhanced Securitized	Formerly, Senior Vice President, Head of Mutual
85258-2034		Income Fund: May 2024 –	Fund Operations, Voya Investment Management
		Present	(March 2022 – March 2023); Vice President,
Head of Mutual Fund Operations, Voya Investment
Management (February 2018 – February 2022).

Robert Terris	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Head of Future State

(1970)	President	Equity Trust, Voya Funds	Operating Model Design, Voya Investment
		Trust, Voya Mutual Funds,	Management (April 2023 – Present); Senior Vice
5780 Powers Ferry		and Voya Separate Portfolios	President, Voya Investments, LLC and Voya
Road NW		Trust: March 2007 – Present	Investments Distributor, LLC (April 2018 – Present);
Atlanta, Georgia			Senior Vice President, Voya Funds Services, LLC
30327		Voya Enhanced Securitized	(March 2006 – Present).
Income Fund: May 2024 –
Present

Fred Bedoya	Vice President and	For Voya Equity Trust, Voya	Vice President, Voya Investments, LLC (October
(1973)	Principal	Funds Trust, Voya Mutual	2015 – Present); Vice President, Voya Funds
	Accounting Officer	Funds, Voya Separate	Services, LLC (July 2012 – Present).
7337 East		Portfolios Trust, Voya
Doubletree Ranch		Enhanced Securitized Income
Road, Suite 100		Fund: May 2024 – Present
Scottsdale, Arizona
85258-2034		Voya Credit Income Fund:
September 2012 – Present
	Treasurer	January 2021 – Present

Robyn L. Ichilov	Vice President	Voya Credit Income Fund:	Vice President Voya Investments, LLC (August

(1967)		April 2001 – Present	1997 – Present); Vice President, Voya Funds
		Voya Enhanced Securitized	Services, LLC (November 1995 – Present).
7337 East		Income Fund: May 2024 –
Doubletree Ranch		Present
Road, Suite 100		Voya Equity Trust:
Scottsdale, Arizona		November 1999 – Present
85258-2034		Voya Funds Trust: October
2000 – Present
Voya Mutual Funds: May
1999 – Present
Voya Separate Portfolios
Trust: March 2007 – Present

Erica McKenna	Vice President	Voya Credit Fund, Voya	Vice President, Head of Mutual Fund Compliance
(1972)		Equity Trust, Voya Funds	and Chief Compliance Officer, Voya Investments,
		Trust, Voya Mutual Funds,	LLC (May 2022 – Present). Formerly, Vice
7337 East		and Voya Separate Portfolios	President, Fund Compliance Manager, Voya
Doubletree Ranch		Trust: June 2022 – Present	Investments, LLC (March 2021 – May 2022);
Road, Suite 100			Assistant Vice President, Fund Compliance
Scottsdale, Arizona		Voya Enhanced Securitized	Manager, Voya Investments, LLC (December 2016
85258-2034		Income Fund: May 2024 –	– March 2021).
Present

Craig Wheeler	Vice President	Voya Credit Fund, Voya	Vice President – Director of Tax, Voya Investments,

(1969)		Equity Trust, Voya Funds	LLC (October 2015 – Present).
Trust, Voya Mutual Funds,
7337 East		and Voya Separate Portfolios
Doubletree Ranch		Trust: May 2013 – Present
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present

Gizachew Wubishet	Vice President	Voya Credit Fund, Voya	Vice President and Counsel, Voya Investment
(1976)		Equity Trust, Voya Funds	Management – Mutual Fund Legal Department
	Assistant	Trust, Voya Mutual Funds,	(March 2024 – Present). Formerly, Assistant Vice
7337 East	Secretary	and Voya Separate Portfolios	President and Counsel, Voya Investment
Doubletree Ranch		Trust: March 2024 – Present	Management - Mutual Fund Legal Department (May
Road, Suite 100		(Vice President) and June	2019 – February 2024).
Scottsdale, Arizona		2022 – Present (Assistant
85258-2034		Secretary)
Voya Enhanced Securitized
Income Fund: May 2024 –
Present (both titles)

Nicholas C.D. Ward	Assistant Vice	Voya Credit Fund, Voya	Assistant Vice President and Counsel, Voya

(1993)	President and	Equity Trust, Voya Funds	Investment Management – Mutual Fund Legal
	Assistant	Trust, Voya Mutual Funds,	Department (March 2024 – Present); Formerly,
7337 East	Secretary	and Voya Separate Portfolios	Counsel, Voya Investment Management – Mutual
Doubletree Ranch		Trust: June 2022 – Present	Fund Legal Department (November 2021 – February
Road, Suite 100			2024); Associate, Dechert LLP (October 2018 –
Scottsdale, Arizona		Voya Enhanced Securitized	November 2021).
85258-2034		Income Fund: May 2024 –
Present

Monia Piacenti	Anti-Money	Voya Credit Fund, Voya	Compliance Manager, Voya Financial, Inc. (March
(1976)	Laundering	Equity Trust, Voya Funds	2023 – Present); Anti-Money Laundering Officer,
	Officer	Trust, Voya Mutual Funds,	Voya Investments Distributor, LLC, Voya
One Orange Way		and Voya Separate Portfolios	Investment Management, and Voya Investment
Windsor, Connecticut		Trust: June 2018 – Present	Management Trust Co. (June 2018 – Present);
06095			Formerly, Compliance Consultant Voya Financial,
		Voya Enhanced Securitized	Inc. (January 2019 – February 2023).
Income Fund: May 2024 –
Present

1 The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

APPENDIX F: AMENDED AND RESTATED MANAGEMENT

AGREEMENT

VOYA EQUITY TRUST

AGREEMENT dated November 18, 2014, as amended and restated on May 1, 2015, between Voya Equity Trust (the “Trust”), a Massachusetts business trust, and Voya Investments, LLC (the “Manager”), a limited liability company organized and existing under the laws of the State of Arizona (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory, management and administrative services for the Trust; and

WHEREAS, the Manager is willing to render such services to the

Trust.

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.Appointment. The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative and other services (collectively, the “Management Services”), as described herein, with respect to each series of the Trust set forth on Schedule A hereto (individually and collectively referred to herein as “Series”). The Manager accepts such appointment and agrees to render the Management Services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series (other than the Series) with respect to which it desires to retain the Manager to render Management Services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

With respect to those Series that have obtained shareholder approval, to the extent such shareholder approval is required, subject to the approval of the Board of Trustees of the Series, the Manager is authorized to enter into sub- advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each a “Sub-Adviser”). The Manager will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub- Advisory Agreement”). The Series and the Manager understand and agree that the Manager may manage each Series in a “Manager-of-Managers” style with one or more Sub-Advisers, which contemplates that the Manager will, among other things and pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act: (i) continually evaluate the performance of any Sub-Adviser to the Series; and (ii) periodically make recommendations to the Series’ Board of Trustees regarding the results of its evaluation and monitoring functions. The Series recognizes that, subject to the approval of the Board of Trustees of the Series, a Sub-Adviser’s services may be terminated or modified and that the Manager may appoint a new Sub-Adviser for a Series, subject to an applicable SEC Order.

2.Management Services of the Manager.

(a) Advisory Services.

Subject to the supervision of the Trustees, the Manager shall do the following (the “Advisory Services”): manage the investment operations of the Series and the composition of each Series’ portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Series’ investment objectives, policies and restrictions as stated in each Series’ Prospectus and Statement of Additional Information. The Advisory Services shall not include the services shall not include the services identified on Schedule B and, therefore, such services shall be deemed to be outside the scope of this Agreement.

(b) Investment Advisory Authority.

When rendering Advisory Services directly to a Series, the Manager, subject to the supervision of the Trust’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement. Furthermore:

(i)The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

(ii)The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(iii)On occasions when the Manager deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(iv)In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian.

(v)The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(vi)The Manager will make available to the Trust, promptly upon request, any of the Series’ or the Manager’s investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(vii)The Manager will regularly report to the Trust’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the

Series such periodic and special reports as the Trustees may reasonably request.

(viii)In connection with its responsibilities under this Section 2(b), the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement for the Trust. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

(c) Services of Manager with respect to Sub-Advisers.

In the event that the Manager wishes to select others to render Advisory Services, the Manager shall analyze, select and recommend for consideration and approval by the Trust’s Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s Registration Statement.

The Manager shall take the following actions in respect of the performance by each Sub-Adviser of its obligations in respect of a Series:

(i)Periodically monitor and evaluate the performance of the Sub- Adviser with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(ii)Prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of Trustees may reasonably request;

(iii)Review and consider any changes in the personnel of the Sub- Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of Trustees;

(iv)Review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of Trustees;

(v)Perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(vi)Supervise the Sub-Adviser with respect to the services that the Sub-Adviser provides under the Sub-Adviser’s Sub-Advisory Agreement;

(vii)Assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(viii)Monitor the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of Series it manages, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(ix)If appropriate, analyze and recommend for consideration by the Trust’s Board of Trustees termination of a contract with the Sub-Adviser under which the Sub-Adviser provides Advisory Services to one or more of the Series;

(x)Identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(xi)Designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and

(xii)Perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

(d) Administrative Services of the Manager.

(i)Administrative Services. Subject to the general supervision of the Board of Trustees of the Trust, the Manager shall provide all administrative services reasonably necessary as of January 1, 2015 for the ordinary operation of each Series (“Administrative Services”). Provided, however, that

Administrative Services shall not include the services identified on Schedule B and, therefore, such services shall be deemed to be outside of the scope of this Agreement.

(ii)Allocation and Delegation of Responsibilities. The Administrative Services may be furnished by any directors, officers or employees of the Manager or of affiliates of the Manager. The Manager may, at the expense of the Manager, retain the services of a third party as its delegate, under the Manager's supervision, to provide in its stead any Administrative Service; provided, however, that any such delegation to a third party shall be subject to the approval of Trust’s Board of Trustees. The Manager shall remain liable to the Trust for any service delegated to a third party pursuant to this Section 2(d)(ii) to the same extent as if the Manager provided the services itself.

3.Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

4.Exclusivity. The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

5.Documents. The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)Certified resolution of the Board of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)The Registration Statement as filed with the SEC and any amendments thereto; and

(c)Exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6.Records. The Trust agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the

Trust and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

7.Expenses.

(a)During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement described on Schedule C attached hereto, as it may be revised from time to time to account for changes in the vendors paid.

(b)The Trust shall be responsible for all of the expenses of its operations, including, without limitation, the management fee payable hereunder and extraordinary expenses, such as litigation expenses.

(c)The Manager further agrees to pay all fees payable to the Sub- Advisers, executive salaries and expenses of the Trustees of the Trust who are employees of the Manager or its affiliates, and office rent of the Trust.

(d)To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth in this Agreement, the Trust shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

8.Compensation. For the Management Services provided by the Manager to each Series pursuant to this Agreement, the Trust will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of these fees shall be in addition to any amount paid to, reimbursed to, or recovered by, the Manager for incurring any costs or performing any services which are obligations of the Trust as provided in Section 7(d). The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Manager and the Trust.

9.Liability of the Manager.

(a) General.

In providing the Advisory Services, the Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust or a Series in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)Liability with respect to the Provision of Administrative

Services.

In providing the Administrative Services, the Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any Administrative Services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The liability incurred by the Manager pursuant to this Section 9(b) with respect to a Series in any year shall be limited to the revenues of the Manager derived from the Series in that fiscal year of the Series. The Manager shall look solely to the Series’ property for satisfaction of claims of any nature against the Series or a Trustee, officer, employee or agent of the Series individually arising in connection with the affairs of the Series.

(c) Trust Disclosures.

(i)The Manager shall be responsible for preparing the Trust’s registration statements and supplements to the Trust’s prospectuses and statements of additional information (“Disclosure Documents”), and for filing or arranging for the filing of such Disclosure Documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

(ii)Notwithstanding anything in Section 9 or elsewhere in this Agreement, the Manager shall exercise reasonable care consistent with a fiduciary duty in fulfilling its responsibilities under Section 9(c)(i) of this Agreement.

(iii)In the event of a claim, litigation, liability, or a regulatory action or investigation (collectively, a “Disclosure Claim”) that arises out of or is based upon the disclosure in a Disclosure Document for the Trust (including, but not limited to, a claim arising from an untrue statement or alleged untrue statement in a registration statement for the Trust or an omission or alleged omission of a material fact required to be stated therein or necessary to make statements made in a registration statement not misleading), the Manager shall indemnify and hold harmless the Trust and each individual who, during the term of this Agreement, serves or had served as a Trustee of the Trust who is not an “interested person” of the Trust, as such term is defined in the 1940 Act (an “Independent Trustee”), if such Disclosure Claim arises from the Manager’s failure or alleged failure to exercise reasonable care consistent with a fiduciary duty in the preparation or filing of the Trust’s Disclosure Documents for the loss, costs, or damages, including amounts paid in settlement with the written consent of the Manager, which consent shall not be unreasonably withheld, and including reasonable legal and other expenses, that arise from such Disclosure Claim.

(iv)In addition to the indemnification provided in Section 9(c)(iii) of this Agreement, the Manager agrees to indemnify and hold harmless the Independent Trustees for the costs of defense of a Disclosure Claim, including reasonable attorney’s fees, regardless of whether such Disclosure Claim arises from the Manager’s failure or alleged failure to exercise reasonable care consistent with a fiduciary duty in the preparation of the Trust’s Disclosure Documents, subject to the Manager’s right to assume the defense of such Disclosure Claim pursuant to Section 9(c)(ix) of this Agreement.

(v)The parties expressly acknowledge that this Section 9(c) confers rights and remedies upon the Trust and each Independent Trustee, including the right to enforce the indemnification provided for in Sections 9(c)(iii) and 9(c)(iv) of this Agreement. The obligation of the Manager to provide indemnification to the Trust and the Independent Trustees, as set forth in this Section 9(c), shall remain in effect after the termination of this Agreement.

(vi)The indemnification of the Trust provided for in Section 9(c)(iii) of this Agreement shall apply only to the extent that any loss to the Trust is not covered by insurance held by the Trust, and shall not apply if: (A) the disclosure giving rise to the Disclosure Claim was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s Disclosure Documents; or

(B)indemnification is not allowed under applicable law.

(vii)The indemnification of an Independent Trustee provided in Sections 9(c)(iii) and 9(c)(iv) of this Agreement shall apply only to the extent that any loss to the Independent Trustee is not covered by insurance held by the Trust or the Independent Trustee, and shall not apply if: (A) losses are actually indemnified by the Trust, consistent with the Trust’s organizational documents;

(B)the disclosure giving rise to the Disclosure Claim was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s Disclosure Documents; (C) losses are the result of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of an Independent Trustee; or (D) indemnification is not allowed under applicable law.

(viii)The Manager shall not be liable for indemnification of an Independent Trustee under this Section 9(c) unless the Independent Trustee has notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the Disclosure Claim is served upon such Independent Trustee (or after such Independent Trustee shall have received notice of such service on any designated agent); provided, however, that notification of the Manager is not required if the Manager had actual knowledge about the nature of the Disclosure Claim. In the event of a request for indemnification from an Independent Trustee, the Manager shall pay advances to the fullest extent permissible under the 1940 Act and applicable state law.

(ix)In the event of a request for indemnification from the Trust or an Independent Trustee (“Indemnified Party”), the Manager shall be entitled, upon notice to the Indemnified Party, to assume the defense of any Disclosure Claim against the Indemnified Party, with counsel satisfactory to the Manager and the Indemnified Party.

(x)Sections 9(a) and 9(b) shall not apply to a claim for indemnification under this Section 9(c).

10.Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 17, 2016. Thereafter, unless earlier terminated as provided herein with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940

Act) of the Series or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board of Trustees of the Series, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

11.Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares (as defined in the 1940 Act) of the Trust. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

12.Use of Name. It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of Voya Investments, LLC or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and its affiliates, and that the Trust and/or the Series have the right to use such Voya Marks only so long as this Agreement or any subsequent agreement with the Manager in replacement of this Agreement shall continue with respect to such Trust and/or Series. Upon termination of this Agreement without its replacement by a subsequent agreement, the Trust (or Series) shall, as soon as is reasonably possible, discontinue all use of the Voya Marks and, in the case of the Trust, shall promptly amend its Amended and Restated Declaration of Trust to change its name (if such Voya Marks are included therein).

13.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

14.Applicable Law.

(a)This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(b)If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

15.Limitation of Liability for Claims. The Manager is hereby expressly put on notice of the limitation of liability as set forth in the Trust’s

Amended and Restated Declaration of Trust (the “Declaration”) and agrees that the obligations assumed by the Trust on behalf of each Series pursuant to this Agreement shall be limited in all cases to each applicable Series and their assets, and the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust or any Series of the Trust, or from any trustee, officer, employee or agent of the Trust. The Manager understands that the rights and obligations of each Series under the Declaration are separate and distinct from those of any and all other Series.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

VOYA INVESTMENTS LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President

VOYA EQUITY TRUST

By:	/s/ Kimberly A. Anderson
Kimberly A. Anderson
Senior Vice President

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED INVESTMENT

MANAGEMENT AGREEMENT

between

VOYA EQUITY TRUST

and

VOYA INVESTMENTS, LLC

Annual Management Fee
Series	(as a percentage of average daily
net assets)
Voya Corporate Leaders®	0.500% on first $500 million of
assets; 0.450% on next $500
100 Fund	million of assets; and
0.400% thereafter

Voya Global Income &
Growth Fund (formerly,	0.75%
Voya Global Multi-Asset

Fund)

0.750% on the first $1 billion of
assets;
0.7250% on the next $1 billion of
Voya Large Cap Value	assets;
0.700% on the next $1 billion of
Fund
assets;

0.675% on the next $1 billion of
assets; and
0.650% thereafter
Annual Management Fee
Series	(as a percentage of average daily
net assets)
Voya MI Dynamic Small
Cap Fund (formerly, Voya	0.750% on all assets
Small Company Fund)
0.550% on first $500 million of
Voya MI Dynamic SMID	assets;
0.525% on next $250 million of
Cap Fund (formerly, Voya
assets;
Mid Cap Research
0.500% on next $1.25 billion of
Enhanced Index Fund)
assets; and

0.475% thereafter

0.850% on the first $500 million
of assets;
Voya MidCap	0.800% on the next $400 million
of assets;
Opportunities Fund
0.750% on the next $450 million

of assets; and
0.700% thereafter

Actively Managed Assets1
Voya Multi-Manager Mid	0.800% on assets
Cap Value Fund	Passively Managed Assets2
0.400% on assets

Voya Small Cap Growth	0.800% on all assets
Fund

Voya VACS Series LCV	0.00% on all assets
Fund

1“Actively Managed Assets” shall mean assets which are not “Passively Managed Assets.”

2“Passively Managed Assets” shall mean assets which are managed with a goal of replicating an index.

Annual Management Fee
Series	(as a percentage of average daily
net assets)
Voya VACS Series MCV	0.00% on all assets
Fund

Effective Date: November 1, 2025, in connection with fee modifications to Voya Global Income & Growth Fund.

APPENDIX G: PRINCIPAL EXECUTIVE OFFICERS OF THE

ADVISER

Executive Officers of Voya Investments, LLC

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Name and Title

Christian G. Wilson – Director, President, and Chief Executive Officer

Todd Modic – Director and Senior Vice President

Huey P. Falgout, Jr. – Managing Director

Jonathan Nash – Executive Vice President and Chief Investment Risk Officer

Joanne F. Osberg – Senior Vice President and Secretary

Michelle P. Luk – Senior Vice President and Treasurer

Catrina Willingham – Vice President, Chief Financial Officer, and Controller

Erica McKenna – Vice President and Chief Compliance Officer

APPENDIX H: AMOUNTS PAID TO THE DISTRIBUTOR

The following table provides the fees paid to the Distributor for the fiscal year ended May 31, 2025.

Fund	Distribution Fees
Voya Global Income & Growth Fund	$714,488

APPENDIX I: SHARES OUTSTANDING

		Total Class
Fund Name and Class	Total Fund Shares	Shares
VOYA CORPORATE LEADERS 100 FUND-CLASS A	44,123,266.983	21,689,962.826
VOYA CORPORATE LEADERS 100 FUND-CLASS C	44,123,266.983	1,419,497.506
VOYA CORPORATE LEADERS 100 FUND-CLASS I	44,123,266.983	16,402,224.349
VOYA CORPORATE LEADERS 100 FUND-CLASS R	44,123,266.983	3,641,039.063
VOYA CORPORATE LEADERS 100 FUND-CLASS R6	44,123,266.983	439,995.452
VOYA CORPORATE LEADERS 100 FUND-CLASS W	44,123,266.983	530,547.787

VOYA CREDIT INCOME FUND - CLASS A	10,516,235.078	9,319,805.685
VOYA CREDIT INCOME FUND - CLASS C	10,516,235.078	265,578.080
VOYA CREDIT INCOME FUND - CLASS I	10,516,235.078	637,419.160
VOYA CREDIT INCOME FUND - CLASS W	10,516,235.078	293,432.153

VOYA ENHANCED SECURITIZED INCOME FUND-CLASS A	2,581,875.979	1,220,608.437
VOYA ENHANCED SECURITIZED INCOME FUND-CLASS C	2,581,875.979	5,389.897
VOYA ENHANCED SECURITIZED INCOME FUND-CLASS I	2,581,875.979	1,355,877.645

VOYA FLOATING RATE FUND-CLASS A	18,851,562.362	2,981,531.270
VOYA FLOATING RATE FUND-CLASS C	18,851,562.362	557,532.830
VOYA FLOATING RATE FUND-CLASS I	18,851,562.362	5,818,129.801
VOYA FLOATING RATE FUND-CLASS R	18,851,562.362	8,827,420.332
VOYA FLOATING RATE FUND-CLASS W	18,851,562.362	666,948.129

VOYA GLOBAL BOND FUND-CLASS A	18,232,041.064	2,549,072.077
VOYA GLOBAL BOND FUND-CLASS C	18,232,041.064	77,626.465
VOYA GLOBAL BOND FUND-CLASS I	18,232,041.064	8,893,958.015
VOYA GLOBAL BOND FUND-CLASS R	18,232,041.064	551,589.579
VOYA GLOBAL BOND FUND-CLASS R6	18,232,041.064	1,748,719.598
VOYA GLOBAL BOND FUND-CLASS W	18,232,041.064	4,411,075.330

VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY FD-C A	5,305,361.283	4,517,176.462
VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY FD-CL C	5,305,361.283	45,495.757
VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY FD-CL I	5,305,361.283	660,146.815
VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY FD-CL R6	5,305,361.283	3,123.898
VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY FD-CL W	5,305,361.283	79,418.351

VOYA GLOBAL INCOME & GROWTH FUND - CLASS A	36,681,531.929	28,522,280.989
VOYA GLOBAL INCOME & GROWTH FUND - CLASS C	36,681,531.929	1,231,871.457
VOYA GLOBAL INCOME & GROWTH FUND - CLASS I	36,681,531.929	4,564,195.609
VOYA GLOBAL INCOME & GROWTH FUND - CLASS R6	36,681,531.929	151,109.272
VOYA GLOBAL INCOME & GROWTH FUND - CLASS W	36,681,531.929	2,212,074.602

VOYA GNMA INCOME FUND-CLASS A	147,958,427.934	36,797,532.569
VOYA GNMA INCOME FUND-CLASS C	147,958,427.934	1,076,101.788
VOYA GNMA INCOME FUND-CLASS I	147,958,427.934	101,916,440.579
VOYA GNMA INCOME FUND-CLASS R6	147,958,427.934	2,502,390.239
VOYA GNMA INCOME FUND-CLASS W	147,958,427.934	5,665,962.759

VOYA GOVERNMENT MONEY MARKET FUND-CLASS A	418,960,575.430	335,073,212.650
VOYA GOVERNMENT MONEY MARKET FUND-CLASS C	418,960,575.430	2,429,378.470
VOYA GOVERNMENT MONEY MARKET FUND-CLASS I	418,960,575.430	68,495,679.960
VOYA GOVERNMENT MONEY MARKET FUND-CLASS R6	418,960,575.430	6,521,531.800
VOYA GOVERNMENT MONEY MARKET FUND-CLASS W	418,960,575.430	6,440,772.550

VOYA HIGH YIELD BOND FUND-CLASS A	49,192,724.716	4,704,705.454
VOYA HIGH YIELD BOND FUND-CLASS C	49,192,724.716	184,426.468
VOYA HIGH YIELD BOND FUND-CLASS I	49,192,724.716	18,000,309.105
VOYA HIGH YIELD BOND FUND-CLASS R	49,192,724.716	48,245.024
VOYA HIGH YIELD BOND FUND-CLASS R6	49,192,724.716	21,170,418.548
VOYA HIGH YIELD BOND FUND-CLASS W	49,192,724.716	5,084,620.117

VOYA INTERMEDIATE BOND FUND-CLASS A	1,100,314,513.899	20,331,882.764
VOYA INTERMEDIATE BOND FUND-CLASS C	1,100,314,513.899	649,445.660
VOYA INTERMEDIATE BOND FUND-CLASS I	1,100,314,513.899	727,659,618.502
VOYA INTERMEDIATE BOND FUND-CLASS R	1,100,314,513.899	11,570,855.749
VOYA INTERMEDIATE BOND FUND-CLASS R6	1,100,314,513.899	330,770,451.557
VOYA INTERMEDIATE BOND FUND-CLASS W	1,100,314,513.899	9,332,259.667

VOYA INVESTMENT GRADE CREDIT FUND-CLASS A	9,589,916.956	100,407.894
VOYA INVESTMENT GRADE CREDIT FUND-CLASS I	9,589,916.956	9,385,542.836
VOYA INVESTMENT GRADE CREDIT FUND-CLASS R6	9,589,916.956	37,276.211
VOYA INVESTMENT GRADE CREDIT FUND-CLASS W	9,589,916.956	66,690.015

VOYA LARGE CAP GROWTH FUND-CLASS A	13,874,177.299	2,748,642.087
VOYA LARGE CAP GROWTH FUND-CLASS C	13,874,177.299	176,507.881
VOYA LARGE CAP GROWTH FUND-CLASS I	13,874,177.299	7,152,831.639
VOYA LARGE CAP GROWTH FUND-CLASS R	13,874,177.299	17,301.011
VOYA LARGE CAP GROWTH FUND-CLASS R6	13,874,177.299	3,184,026.838
VOYA LARGE CAP GROWTH FUND-CLASS W	13,874,177.299	594,867.843

VOYA LARGE CAP VALUE FUND-CLASS A	65,450,661.696	38,809,004.018
VOYA LARGE CAP VALUE FUND-CLASS C	65,450,661.696	395,580.307
VOYA LARGE CAP VALUE FUND-CLASS I	65,450,661.696	25,470,571.222
VOYA LARGE CAP VALUE FUND-CLASS R	65,450,661.696	109,872.104
VOYA LARGE CAP VALUE FUND-CLASS R6	65,450,661.696	319,175.525
VOYA LARGE CAP VALUE FUND-CLASS W	65,450,661.696	346,458.520

VOYA MID CAP RESEARCH ENHANCED INDEX FUND-CLASS A	8,596,665.399	6,024,687.433
VOYA MID CAP RESEARCH ENHANCED INDEX FUND-CLASS C	8,596,665.399	23,008.095
VOYA MID CAP RESEARCH ENHANCED INDEX FUND-CLASS I	8,596,665.399	538,725.233
VOYA MID CAP RESEARCH ENHANCED INDEX FUND-CLASS R	8,596,665.399	702,652.164
VOYA MID CAP RESEARCH ENHANCED INDEX FUND-CLASS W	8,596,665.399	1,307,592.474

VOYA MIDCAP OPPORTUNITIES FUND-CLASS A	31,423,695.373	13,810,157.997
VOYA MIDCAP OPPORTUNITIES FUND-CLASS C	31,423,695.373	642,228.887
VOYA MIDCAP OPPORTUNITIES FUND-CLASS I	31,423,695.373	12,639,412.515
VOYA MIDCAP OPPORTUNITIES FUND-CLASS R	31,423,695.373	172,715.011
VOYA MIDCAP OPPORTUNITIES FUND-CLASS R6	31,423,695.373	3,863,839.629
VOYA MIDCAP OPPORTUNITIES FUND-CLASS W	31,423,695.373	295,341.334

VOYA MULTI MANAGER EMERGING MARKETS EQUITY FD-CL A	19,561,961.372	1,475,360.040
VOYA MULTI MANAGER EMERGING MARKETS EQUITY FD-CL C	19,561,961.372	15,287.303
VOYA MULTI MANAGER EMERGING MARKETS EQUITY FD-CL I	19,561,961.372	15,622,310.484
VOYA MULTI MANAGER EMERGING MARKETS EQUITY FD-CL R	19,561,961.372	7,717.783
VOYA MULTI MANAGER EMERGING MARKETS EQUITY FD-CL W	19,561,961.372	2,441,285.762

VOYA MULTI MANAGER INTERNATIONAL EQUITY FD-CLASS I	47,819,730.166	47,819,730.166

VOYA MULTI MANAGER INTERNATIONAL SMALLCAP FD-CL A	4,952,794.530	822,189.984
VOYA MULTI MANAGER INTERNATIONAL SMALLCAP FD-CL C	4,952,794.530	44,687.868
VOYA MULTI MANAGER INTERNATIONAL SMALLCAP FD-CL I	4,952,794.530	3,762,814.048
VOYA MULTI MANAGER INTERNATIONAL SMALLCAP FD-CL R6	4,952,794.530	10,513.536
VOYA MULTI MANAGER INTERNATIONAL SMALLCAP FD-CL W	4,952,794.530	312,589.094

VOYA MULTI MANAGER MID CAP VALUE FUND-CLASS I	15,367,969.161	15,367,969.161

VOYA SECURITIZED CREDIT FUND-CLASS A	86,885,491.975	673,171.904
VOYA SECURITIZED CREDIT FUND-CLASS I	86,885,491.975	85,859,522.404
VOYA SECURITIZED CREDIT FUND - CLASS R6	86,885,491.975	335,136.617
VOYA SECURITIZED CREDIT FUND-CLASS W	86,885,491.975	17,661.050

VOYA SHORT DURATION BOND FUND-CLASS A	64,295,388.601	344,869.827
VOYA SHORT DURATION BOND FUND-CLASS C	64,295,388.601	9,728.411
VOYA SHORT DURATION BOND FUND-CLASS I	64,295,388.601	5,069,574.051
VOYA SHORT DURATION BOND FUND-CLASS R	64,295,388.601	4,843.750
VOYA SHORT DURATION BOND FUND-CLASS R6	64,295,388.601	58,119,362.796
VOYA SHORT DURATION BOND FUND-CLASS W	64,295,388.601	747,009.766

VOYA SHORT DURATION HIGH INCOME FUND - CLASS A	22,621,581.204	1,038,049.280
VOYA SHORT DURATION HIGH INCOME FUND - CLASS C	22,621,581.204	541,149.319
VOYA SHORT DURATION HIGH INCOME FUND - CLASS I	22,621,581.204	20,031,701.548
VOYA SHORT DURATION HIGH INCOME FUND - CLASS R6	22,621,581.204	1,010,681.057

VOYA SMALL CAP GROWTH FUND- CLASS A	32,994,979.987	1,510,612.539
VOYA SMALL CAP GROWTH FUND- CLASS C	32,994,979.987	103,380.321
VOYA SMALL CAP GROWTH FUND-CLASS I	32,994,979.987	27,092,753.193
VOYA SMALL CAP GROWTH FUND- CLASS R	32,994,979.987	18,896.576
VOYA SMALL CAP GROWTH FUND-CLASS R6	32,994,979.987	3,811,495.775
VOYA SMALL CAP GROWTH FUND- CLASS W	32,994,979.987	457,841.583

VOYA SMALL COMPANY FUND-CLASS A	11,588,322.292	2,828,844.689
VOYA SMALL COMPANY FUND-CLASS C	11,588,322.292	120,759.126
VOYA SMALL COMPANY FUND-CLASS I	11,588,322.292	3,603,287.869
VOYA SMALL COMPANY FUND CLASS R	11,588,322.292	8,826.060
VOYA SMALL COMPANY FUND-CLASS R6	11,588,322.292	3,249,392.014
VOYA SMALL COMPANY FUND-CLASS W	11,588,322.292	1,777,212.534

VOYA STRATEGIC INCOME OPPORTUNITIES FUND-CLASS A	224,565,679.874	7,322,962.546
VOYA STRATEGIC INCOME OPPORTUNITIES FUND-CLASS C	224,565,679.874	3,331,722.193
VOYA STRATEGIC INCOME OPPORTUNITIES FUND-CLASS I	224,565,679.874	176,413,263.685
VOYA STRATEGIC INCOME OPPORTUNITIES FUND-CLASS R	224,565,679.874	1,634,123.609
VOYA STRATEGIC INCOME OPPORTUNITIES FUND-CLASS R6	224,565,679.874	34,120,440.981
VOYA STRATEGIC INCOME OPPORTUNITIES FUND-CLASS W	224,565,679.874	1,743,166.860

VOYA TARGET IN RETIREMENT FUND-CLASS A	9,675,008.002	5,443,363.430
VOYA TARGET IN RETIREMENT FUND-CLASS I	9,675,008.002	476,631.238
VOYA TARGET IN RETIREMENT FUND-CLASS R	9,675,008.002	103,313.784
VOYA TARGET IN RETIREMENT FUND-CLASS R6	9,675,008.002	3,651,699.550

VOYA TARGET RETIREMENT 2025 FUND-CLASS A	11,972,422.887	5,795,834.878
VOYA TARGET RETIREMENT 2025 FUND-CLASS I	11,972,422.887	439,020.540
VOYA TARGET RETIREMENT 2025 FUND-CLASS R	11,972,422.887	340,142.422
VOYA TARGET RETIREMENT 2025 FUND-CLASS R6	11,972,422.887	5,397,425.047

VOYA TARGET RETIREMENT 2030 FUND-CLASS A	12,468,043.519	3,725,980.941
VOYA TARGET RETIREMENT 2030 FUND-CLASS I	12,468,043.519	1,043,701.008
VOYA TARGET RETIREMENT 2030 FUND-CLASS R	12,468,043.519	409,482.650
VOYA TARGET RETIREMENT 2030 FUND-CLASS R6	12,468,043.519	7,288,878.920

VOYA TARGET RETIREMENT 2035 FUND-CLASS A	16,239,963.265	6,438,333.032
VOYA TARGET RETIREMENT 2035 FUND-CLASS I	16,239,963.265	1,078,909.513
VOYA TARGET RETIREMENT 2035 FUND-CLASS R	16,239,963.265	483,435.434
VOYA TARGET RETIREMENT 2035 FUND-CLASS R6	16,239,963.265	8,239,285.286

VOYA TARGET RETIREMENT 2040 FUND-CLASS A	7,992,601.060	782,054.893
VOYA TARGET RETIREMENT 2040 FUND-CLASS I	7,992,601.060	792,732.587
VOYA TARGET RETIREMENT 2040 FUND-CLASS R	7,992,601.060	476,476.648
VOYA TARGET RETIREMENT 2040 FUND-CLASS R6	7,992,601.060	5,941,336.932

VOYA TARGET RETIREMENT 2045 FUND-CLASS A	12,902,558.412	4,622,922.248
VOYA TARGET RETIREMENT 2045 FUND-CLASS I	12,902,558.412	845,567.236
VOYA TARGET RETIREMENT 2045 FUND-CLASS R	12,902,558.412	284,847.207
VOYA TARGET RETIREMENT 2045 FUND-CLASS R6	12,902,558.412	7,149,221.721

VOYA TARGET RETIREMENT 2050 FUND-CLASS A	6,566,122.368	538,484.445
VOYA TARGET RETIREMENT 2050 FUND-CLASS I	6,566,122.368	701,268.358
VOYA TARGET RETIREMENT 2050 FUND-CLASS R	6,566,122.368	330,616.562
VOYA TARGET RETIREMENT 2050 FUND-CLASS R6	6,566,122.368	4,995,753.003

VOYA TARGET RETIREMENT 2055 FUND-CLASS A	9,126,699.528	3,338,129.959
VOYA TARGET RETIREMENT 2055 FUND-CLASS I	9,126,699.528	790,199.270
VOYA TARGET RETIREMENT 2055 FUND-CLASS R	9,126,699.528	266,769.194
VOYA TARGET RETIREMENT 2055 FUND-CLASS R6	9,126,699.528	4,731,601.105

VOYA TARGET RETIREMENT 2060 FUND-CLASS A	4,164,077.120	409,311.799
VOYA TARGET RETIREMENT 2060 FUND-CLASS I	4,164,077.120	188,795.158
VOYA TARGET RETIREMENT 2060 FUND-CLASS R	4,164,077.120	204,325.511
VOYA TARGET RETIREMENT 2060 FUND-CLASS R6	4,164,077.120	3,361,644.652

VOYA TARGET RETIREMENT 2065 FUND-CLASS A	2,072,599.670	422,834.453
VOYA TARGET RETIREMENT 2065 FUND-CLASS I	2,072,599.670	46,626.966
VOYA TARGET RETIREMENT 2065 FUND-CLASS R	2,072,599.670	26,867.365
VOYA TARGET RETIREMENT 2065 FUND-CLASS R6	2,072,599.670	1,576,270.886

VOYA VACS SERIES EME FUND	22,152,021.729	22,152,021.729

VOYA VACS SERIES EMHCD FUND	11,251,818.562	11,251,818.562

VOYA VACS SERIES HYB FUND	23,576,096.346	23,576,096.346

VOYA VACS SERIES MCV FUND	12,143,117.165	12,143,117.165

VOYA VACS SERIES SC FUND	19,697,449.842	19,697,449.842

APPENDIX J: BENEFICIAL OWNERSHIP OF SHARES

		Percent of
Fund Name and Class	Shares Held	Class	Name of Beneficial Owner	Address Line 1	Address Line 2	Addresss Line 3	Address Line 4	Address Line 5
VOYA CORPORATE LEADERS 100 FUND-
CLASS A	1,358,274.841	6.26	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA CORPORATE LEADERS 100 FUND-
CLASS A	1,618,099.049	7.46	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CORPORATE LEADERS 100 FUND-
CLASS A	1,719,761.220	7.93	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA CORPORATE LEADERS 100 FUND-					CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
CLASS A	5,249,545.994	24.20	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS
VOYA CORPORATE LEADERS 100 FUND-				A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
CLASS A	2,144,928.614	9.89	WELLS FARGO CLEARING SVCS LLC
VOYA CORPORATE LEADERS 100 FUND-
CLASS C	168,334.761	11.86	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CORPORATE LEADERS 100 FUND-	79,435.582	5.60	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
CLASS C
VOYA CORPORATE LEADERS 100 FUND-					CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
CLASS C	146,068.554	10.29	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS
VOYA CORPORATE LEADERS 100 FUND-				A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
CLASS C	437,008.070	30.79	WELLS FARGO CLEARING SVCS LLC
VOYA CORPORATE LEADERS 100 FUND-				(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
CLASS C	205,824.023	14.50	AMERICAN ENTERPRISE INVESTMENT SVC
VOYA CORPORATE LEADERS 100 FUND-
CLASS C	126,352.228	8.90	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA CORPORATE LEADERS 100 FUND-					ATTN MUTUAL FUNDS
CLASS I	2,397,625.172	14.62	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA CORPORATE LEADERS 100 FUND-
CLASS I	1,754,317.187	10.70	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA CORPORATE LEADERS 100 FUND-				FOR THE EXCLUSIVE BENEFIT OF ITS
CLASS I	1,571,137.435	9.58	MORGAN STANLEY SMITH BARNEY LLC	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA CORPORATE LEADERS 100 FUND-				A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
CLASS I	863,198.874	5.26	WELLS FARGO CLEARING SVCS LLC
VOYA CORPORATE LEADERS 100 FUND-					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
CLASS I	901,206.160	5.49	TOMORROW'S SCHOLAR 529 PLAN FBO	VOYA CORPORATE LEADERS 100	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA CORPORATE LEADERS 100 FUND-	2,318,547.270	14.14	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
CLASS I
VOYA CORPORATE LEADERS 100 FUND-				1 ORANGE WAY	WINDSOR CT 06095-4773
CLASS I	1,896,091.788	11.56	VOYA INSTITUTIONAL TRUST COMPANY
VOYA CORPORATE LEADERS 100 FUND-							880 CARILLON PARKWAY	ST PETERSBURG FL 33716
CLASS I	1,034,170.612	6.31	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER
VOYA CORPORATE LEADERS 100 FUND-
CLASS I	980,757.889	5.98	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA CORPORATE LEADERS 100 FUND-			LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
CLASS I	1,167,310.218	7.12
VOYA CORPORATE LEADERS 100 FUND-
CLASS R	3,181,635.151	87.38	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA CORPORATE LEADERS 100 FUND-	31,387.746	7.13	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
CLASS R6
VOYA CORPORATE LEADERS 100 FUND-	37,113.290	8.43	EDWARD D. JONES AND CO	FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER ROAD	ST LOUIS MO 63131-3710
CLASS R6
VOYA CORPORATE LEADERS 100 FUND-				1 ORANGE WAY	WINDSOR CT 06095-4773
CLASS R6	115,185.193	26.18	VOYA INSTITUTIONAL TRUST COMPANY
VOYA CORPORATE LEADERS 100 FUND-	35,856.645	8.15	DCGT AS TTEE AND/OR CUST	FBO PLIC VARIOUS RETIREMENT PLANS	OMNIBUS	ATTN NPIO TRADE DESK	711 HIGH STREET	DES MOINES, IA 50392
CLASS R6
VOYA CORPORATE LEADERS 100 FUND-
CLASS R6	142,617.127	32.41	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA CORPORATE LEADERS 100 FUND-
CLASS R6	52,560.439	11.95	EMPOWER TRUST FBO	EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111
VOYA CORPORATE LEADERS 100 FUND-
CLASS W	110,236.399	20.78	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CORPORATE LEADERS 100 FUND-	76,571.182	14.43	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
CLASS W
VOYA CORPORATE LEADERS 100 FUND-					1251 WATERFRONT PLACE, SUITE
CLASS W	45,757.461	8.62	MID ATLANTIC TRUST COMPANY FBO	CAPSTONE ORTHOPEDIC, INC. 401(K) PR	525	PITTSBURGH, PA 15222
VOYA CORPORATE LEADERS 100 FUND-				1 ORANGE WAY	WINDSOR CT 06095-4773
CLASS W	112,651.745	21.23	VOYA INSTITUTIONAL TRUST COMPANY
VOYA CORPORATE LEADERS 100 FUND-
CLASS W	44,729.930	8.43	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA CORPORATE LEADERS 100 FUND-	35,703.766	6.73	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
CLASS W

VOYA CREDIT INCOME FUND - CLASS A	1,068,794.205	11.47	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA CREDIT INCOME FUND - CLASS A	958,061.052	10.28	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CREDIT INCOME FUND - CLASS A	623,526.126	6.69	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA CREDIT INCOME FUND - CLASS A	588,180.201	6.31	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA CREDIT INCOME FUND - CLASS A	588,107.897	6.31	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA CREDIT INCOME FUND - CLASS C	18,901.691	7.12	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CREDIT INCOME FUND - CLASS C	64,520.657	24.29	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA CREDIT INCOME FUND - CLASS I	37,072.578	5.82	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CREDIT INCOME FUND - CLASS I	66,821.615	10.48	WELLS FARGO CLEARING SERVICES	A/C 8535-7847	ONE NORTH JEFFERSON AVENUE	SAINT LOUIS, MO 63103
VOYA CREDIT INCOME FUND - CLASS I	130,231.634	20.43	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA CREDIT INCOME FUND - CLASS W	70,829.723	24.14	ALAIN M KARAOGLAN	4 EAST 72ND STREET 7A	NEW YORK NY 10021-0000
VOYA CREDIT INCOME FUND - CLASS W	112,710.605	38.41	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA CREDIT INCOME FUND - CLASS W	23,950.474	8.16	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA CREDIT INCOME FUND - CLASS W	15,618.844	5.32	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA CREDIT INCOME FUND - CLASS W	46,722.754	15.92	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151

VOYA ENHANCED SECURITIZED INCOME					7337 E DOUBLETREE RANCH RD STE
FUND-CLASS A	1,220,241.219	99.97	VOYA INVESTMENTS LLC	ATTN OPERATIONS	100	SCOTTSDALE AZ 85258-2034
VOYA ENHANCED SECURITIZED INCOME					7337 E DOUBLETREE RANCH RD STE
FUND-CLASS C	5,389.897	100.00	VOYA INVESTMENTS LLC	ATTN OPERATIONS	100	SCOTTSDALE AZ 85258-2034
VOYA ENHANCED SECURITIZED INCOME					7337 E DOUBLETREE RANCH RD STE
FUND-CLASS I	1,355,877.645	100.00	VOYA INVESTMENTS LLC	ATTN OPERATIONS	100	SCOTTSDALE AZ 85258-2034

VOYA FLOATING RATE FUND-CLASS A	175,246.235	5.88	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA FLOATING RATE FUND-CLASS A	440,364.633	14.77	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA FLOATING RATE FUND-CLASS A	169,202.559	5.68	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA FLOATING RATE FUND-CLASS A	458,742.242	15.39	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA FLOATING RATE FUND-CLASS A	475,002.432	15.93	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA FLOATING RATE FUND-CLASS C	43,897.419	7.87	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA FLOATING RATE FUND-CLASS C	40,017.532	7.18	ROBERT WILLIAM CUNNINGHAM	TOD TANGI RENE CUNNINGHAM	420 HERITAGE PL	TRENTON OH 45067-1064
VOYA FLOATING RATE FUND-CLASS C	102,963.608	18.47	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA FLOATING RATE FUND-CLASS C	182,530.365	32.74	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
					ATTN MUTUAL FUNDS
VOYA FLOATING RATE FUND-CLASS I	822,411.880	14.14	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA FLOATING RATE FUND-CLASS I	389,253.107	6.69	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA FLOATING RATE FUND-CLASS I	861,085.971	14.80	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER	250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931
VOYA FLOATING RATE FUND-CLASS I	466,823.030	8.02	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA FLOATING RATE FUND-CLASS I	386,720.894	6.65	MATRIX TRUST COMPANY CUST. FBO	VOYA IM LONG-TERM FUND INVESTMENT P	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA FLOATING RATE FUND-CLASS I	1,339,862.535	23.03	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA FLOATING RATE FUND-CLASS I	500,386.978	8.60	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA FLOATING RATE FUND-CLASS R	8,743,115.617	99.04	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
		39.57	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	ATTN MUTUAL FUNDS
VOYA FLOATING RATE FUND-CLASS W	263,939.315				DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA FLOATING RATE FUND-CLASS W	62,728.784	9.41	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA FLOATING RATE FUND-CLASS W	262,433.251	39.35	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GLOBAL BOND FUND-CLASS A	129,593.730	5.08	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA GLOBAL BOND FUND-CLASS A	239,630.421	9.40	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA GLOBAL BOND FUND-CLASS A	1,147,328.867	45.01	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GLOBAL BOND FUND-CLASS C	6,453.478	8.31	UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI	1000 HARBOR BLVD	WEEHAWKEN, NJ 07086
VOYA GLOBAL BOND FUND-CLASS C	5,520.777	7.11	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GLOBAL BOND FUND-CLASS C	54,043.275	69.62	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GLOBAL BOND FUND-CLASS I	747,131.013	8.40	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GLOBAL BOND FUND-CLASS I	6,602,342.723	74.23	EMPOWER TRUST FBO	EMPLOYEE BENEFIT CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111
VOYA GLOBAL BOND FUND-CLASS R	520,532.696	94.37	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
					ATTN MUTUAL FUNDS
VOYA GLOBAL BOND FUND-CLASS R6	216,908.122	12.40	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA GLOBAL BOND FUND-CLASS R6	730,575.319	41.78	VOYA GLOBAL PERSPECTIVES PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA GLOBAL BOND FUND-CLASS R6	226,726.677	12.97	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GLOBAL BOND FUND-CLASS R6	132,546.420	7.58	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA GLOBAL BOND FUND-CLASS R6	254,299.079	14.54	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA GLOBAL BOND FUND-CLASS W	4,313,662.108	97.79	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-C A	383,041.062	8.48	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA GLOBAL HIGH DIVIDEND LOW							JACKSONVILLE FL 32246-6484
VOLATILITY FD-C A	535,516.140	11.86	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR
VOYA GLOBAL HIGH DIVIDEND LOW	698,144.206
VOLATILITY FD-C A		15.46	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-C A	324,274.340	7.18	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-C A	326,551.963	7.23	CHARLES SCHWAB & CO INC	CLEARING ACCOUNT	FBO OF THEIR CUSTOMERS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL C	2,330.246	5.12	UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI	1000 HARBOR BLVD	WEEHAWKEN, NJ 07086
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL C	2,823.327	6.21	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL C	3,058.629	6.72	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL C	2,771.445	6.09	FIFTH THIRD BANK	FBO THE EPTC CUSTODIAL TRUST	A/C # 01010037385925	5001 KINGSLEY DR	CINCINNATI OH 45227-1114
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL C	4,397.482	9.67	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL C	8,062.796	17.72	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA GLOBAL HIGH DIVIDEND LOW					ATTN MUTUAL FUNDS
VOLATILITY FD-CL I	195,063.816	29.55	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL I	122,218.527	18.51	UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI	1000 HARBOR BLVD	WEEHAWKEN, NJ 07086
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL I	47,968.407	7.27	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA GLOBAL HIGH DIVIDEND LOW	93,696.830	14.19	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOLATILITY FD-CL I
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL I	33,284.464	5.04	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GLOBAL HIGH DIVIDEND LOW		6.95	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOLATILITY FD-CL R6	216.990
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL R6	2,372.915	75.96	J P MORGAN SECURITIES LLC	FOR THE EXCLUSIVE BENEFIT OF	OUR CUSTOMERS	4 CHASE METROTECH CENTER	BROOKLYN NY 11245
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL R6	420.696	13.47	ASCENSUS TRUST COMPANY FBO	RADICAL BARRELS LLC 401(K) P/S PLAN	763483	P.O. BOX 10758	FARGO, ND 58106
VOYA GLOBAL HIGH DIVIDEND LOW					ATTN MUTUAL FUNDS		499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOLATILITY FD-CL W	22,292.967	28.07	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL W	11,081.524	13.95	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL W	4,100.532	5.16	OPPENHEIMER & CO INC. FBO	FBO DENNIS R PRESTON RLVR IRA	PREFERENCE	15 PROSPECT DR	BROOKFIELD CT 06804
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL W	4,433.696	5.58	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA GLOBAL HIGH DIVIDEND LOW
VOLATILITY FD-CL W	5,568.102	7.01	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA GLOBAL HIGH DIVIDEND LOW	7,314.009	9.21	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT
VOLATILITY FD-CL W					ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121

VOYA GLOBAL INCOME & GROWTH FUND		5.23
- CLASS A	1,492,557.014		PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GLOBAL INCOME & GROWTH FUND						1 NEW YORK PLAZA FL 12
- CLASS A	5,213,596.742	18.28	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS		NEW YORK NY 10004-1901
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS A	1,688,661.148	5.92	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GLOBAL INCOME & GROWTH FUND	8,883,745.648	31.15
- CLASS A			VOYA INSTITUTIONAL TRUST COMPANY	ATTN GORDON ELROD	151 FARMINGTON AVE	HARTFORD CT 06101
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS A	2,604,459.561	9.13	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS C	131,919.116	10.71	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GLOBAL INCOME & GROWTH FUND	79,528.955	6.46	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12
- CLASS C							NEW YORK NY 10004-1901
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS C	494,943.736	40.18	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GLOBAL INCOME & GROWTH FUND	112,584.667	9.14	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER
- CLASS C							880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS C	163,710.667	13.29	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS I	459,314.534	10.06	UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI	1000 HARBOR BLVD	WEEHAWKEN, NJ 07086
VOYA GLOBAL INCOME & GROWTH FUND							NEW YORK NY 10004-1901
- CLASS I	953,890.864	20.90	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12
VOYA GLOBAL INCOME & GROWTH FUND	455,663.787
- CLASS I		9.98	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS I	250,912.519	5.50	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS I	551,138.987	12.08	MATRIX TRUST COMPANY CUST. FBO	VOYA IM LONG-TERM FUND INVESTMENT P	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS I	310,674.066	6.81	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA GLOBAL INCOME & GROWTH FUND							WINDSOR CT 06095
- CLASS R6	65,121.493	43.10	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS R6	85,986.889	56.90	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS W	818,015.442	36.98	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS W	891,003.137	40.28	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GLOBAL INCOME & GROWTH FUND
- CLASS W	130,151.729	5.88	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121

VOYA GNMA INCOME FUND-CLASS A	4,146,929.380	11.27	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA GNMA INCOME FUND-CLASS A	2,159,486.284	5.87	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GNMA INCOME FUND-CLASS A	17,034,638.976	46.29	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GNMA INCOME FUND-CLASS A	2,294,804.452	6.24	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MUTUAL FUND DEPT	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
VOYA GNMA INCOME FUND-CLASS C	209,058.649	19.43	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA GNMA INCOME FUND-CLASS C	217,313.095	20.19	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA GNMA INCOME FUND-CLASS C	80,941.899	7.52	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA GNMA INCOME FUND-CLASS C	165,517.335	15.38	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA GNMA INCOME FUND-CLASS C	129,009.199	11.99	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA GNMA INCOME FUND-CLASS C	74,913.983	6.96	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
					ATTN MUTUAL FUNDS
VOYA GNMA INCOME FUND-CLASS I	7,514,602.548	7.37	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA GNMA INCOME FUND-CLASS I	8,620,709.247	8.46	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA GNMA INCOME FUND-CLASS I	8,332,355.690	8.18	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA GNMA INCOME FUND-CLASS I	6,565,397.023	6.44	MARIL & CO FBO N7	CO RELIANCE TRUST COMPANY WI	MAILCODE: BD1N ATTN MF	4900 W BROWN DEER ROAD	MILWAUKEE, WI 53223
VOYA GNMA INCOME FUND-CLASS I	34,087,694.148	33.45	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA GNMA INCOME FUND-CLASS I	15,436,816.437	15.15	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA GNMA INCOME FUND-CLASS R6	218,616.553	8.74	J P MORGAN SECURITIES LLC	FOR THE EXCLUSIVE BENEFIT OF	OUR CUSTOMERS	4 CHASE METROTECH CENTER	BROOKLYN NY 11245
VOYA GNMA INCOME FUND-CLASS R6	704,006.578	28.13	VOYA GLOBAL PERSPECTIVES PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA GNMA INCOME FUND-CLASS R6	179,279.003	7.16	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GNMA INCOME FUND-CLASS R6	1,339,602.126	53.53	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA GNMA INCOME FUND-CLASS W	4,411,947.251	77.87	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA GNMA INCOME FUND-CLASS W	771,775.108	13.62	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GOVERNMENT MONEY MARKET
FUND-CLASS A	41,879,965.900	12.50	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS A	47,694,607.150	14.23	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER	250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS A	54,968,537.850	16.40	VOYA INSTITUTIONAL TRUST COMPANY	ATTN GORDON ELROD	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GOVERNMENT MONEY MARKET	31,199,041.550
FUND-CLASS A		9.31	VOYA INSTITUTIONAL TRUST COMPANY	ATTN GORDON ELROD	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS A	86,620,463.440	25.85	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS C	1,263,354.460	52.00	ASCENSUS TRUST COMPANY FBO	WICHITA FALLS CARDIAC CARE, PA 401K	749662	P.O. BOX 10758	FARGO, ND 58106
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS C	339,603.190	13.98	ASCENSUS TRUST COMPANY FBO	KANE BROTHERS, INC. 401(K) P/S PLAN	755843	P.O. BOX 10758	FARGO, ND 58106
VOYA GOVERNMENT MONEY MARKET							FARGO, ND 58106
FUND-CLASS C	146,034.970	6.01	ASCENSUS TRUST COMPANY FBO	JESSA MEDICAL SUPPLY, INC. 401(K) P	748281	P.O. BOX 10758
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS I	33,041,664.520	48.24	VOYA INVESTMENTS DISTRIBUTOR LLC	CAPITAL ACCOUNT	ATTN CORPORATE FINANCE	7337 E DOUBLETREE RANCH RD	SUITE 100	SCOTTSDALE AZ 85258-2034
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS I	6,287,347.760	9.18	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS I	11,338,462.150	16.55	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS I	7,123,644.260	10.40	MATRIX TRUST COMPANY CUST. FBO	VOYA IM LONG-TERM FUND INVESTMENT P	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS R6	986,185.760	15.12	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS R6	2,147,113.920	32.92	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA GOVERNMENT MONEY MARKET
FUND-CLASS R6	3,333,764.930	51.12	MATRIX TRUST COMPANY TRUSTEE FBO	INNOMOTICS	DEFERRED COMPENSATION PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA GOVERNMENT MONEY MARKET		94.06	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	ATTN MUTUAL FUNDS
FUND-CLASS W	6,058,115.230				DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310

VOYA HIGH YIELD BOND FUND-CLASS A	296,353.975	6.30	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA HIGH YIELD BOND FUND-CLASS A	555,949.023	11.82	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA HIGH YIELD BOND FUND-CLASS A	300,978.043	6.40	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA HIGH YIELD BOND FUND-CLASS A	346,306.951	7.36	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA HIGH YIELD BOND FUND-CLASS A	704,361.764	14.97	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER	250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931
VOYA HIGH YIELD BOND FUND-CLASS C	10,573.819	5.73	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA HIGH YIELD BOND FUND-CLASS C	17,032.515	9.24	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA HIGH YIELD BOND FUND-CLASS C	19,669.958	10.67	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA HIGH YIELD BOND FUND-CLASS C	16,069.050	8.71	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA HIGH YIELD BOND FUND-CLASS C	18,091.175	9.81	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA HIGH YIELD BOND FUND-CLASS C	86,120.555	46.70	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
					ATTN MUTUAL FUNDS
VOYA HIGH YIELD BOND FUND-CLASS I	8,633,462.045	47.96	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA HIGH YIELD BOND FUND-CLASS I	2,074,504.709	11.52	SEI PRIVATE TRUST COMPANY	C/O HEARTLAND	1 FREEDOM VALLEY DRIVE	OAKS PA 19456
VOYA HIGH YIELD BOND FUND-CLASS R	3,296.976	6.83	ASCENSUS TRUST COMPANY FBO	BALASHINE PROPERTIES LLC SIMPLE IRA	552262	P.O. BOX 10758	FARGO, ND 58106
VOYA HIGH YIELD BOND FUND-CLASS R	11,192.581	23.20	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA HIGH YIELD BOND FUND-CLASS R	28,012.019	58.06	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA HIGH YIELD BOND FUND-CLASS R6	1,854,001.538	8.76	VOYA SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS R6	1,649,796.351	7.79	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS R6	1,313,423.230	6.20	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS R6	1,420,104.602	6.71	VOYA RETIREMENT CONSERV PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS R6	3,564,829.636	16.84	VOYA RETIREMENT MODERATE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS R6	3,282,525.926	15.51	VOYA RETIREMENT MODER GRWTH PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS R6	4,835,225.969	22.84	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA HIGH YIELD BOND FUND-CLASS W	4,917,328.882	96.71	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA INTERMEDIATE BOND FUND-
CLASS A	4,594,022.821	22.60	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA INTERMEDIATE BOND FUND-							NEW YORK NY 10004-1901
CLASS A	3,057,410.353	15.04	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12
VOYA INTERMEDIATE BOND FUND-
CLASS A	1,650,582.344	8.12	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA INTERMEDIATE BOND FUND-
CLASS A	3,949,246.312	19.42	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA INTERMEDIATE BOND FUND-
CLASS C	54,426.166	8.38	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA INTERMEDIATE BOND FUND-
CLASS C	60,027.277	9.24	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA INTERMEDIATE BOND FUND-
CLASS C	53,477.452	8.23	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA INTERMEDIATE BOND FUND-
CLASS C	189,944.733	29.25	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA INTERMEDIATE BOND FUND-
CLASS C	62,049.934	9.55	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA INTERMEDIATE BOND FUND-	72,073.299	11.10	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
CLASS C
VOYA INTERMEDIATE BOND FUND-					ATTN MUTUAL FUNDS
CLASS I	274,291,612.918	37.70	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA INTERMEDIATE BOND FUND-		7.76	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
CLASS I	56,495,561.922
VOYA INTERMEDIATE BOND FUND-
CLASS I	37,304,603.719	5.13	WASHINGTON & CO C/O US BANK NA	1555 N RIVERCENTER DR STE 302	MILWAUKEE, WI 53212
VOYA INTERMEDIATE BOND FUND-
CLASS I	92,044,488.091	12.65	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA INTERMEDIATE BOND FUND-
CLASS R	3,843,218.675	33.21	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA INTERMEDIATE BOND FUND-
CLASS R	3,737,842.667	32.30	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA INTERMEDIATE BOND FUND-					ATTN MUTUAL FUNDS
CLASS R6	33,912,029.703	10.25	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA INTERMEDIATE BOND FUND-
CLASS R6	43,344,299.311	13.10	CAPINCO C/O US BANK NA	1555 N RIVERCENTER DRIVE STE 302	MILWAUKEE WI 53212
VOYA INTERMEDIATE BOND FUND-
CLASS R6	19,786,854.706	5.98	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA INTERMEDIATE BOND FUND-	75,317,558.128	22.77	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY
CLASS R6					ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA INTERMEDIATE BOND FUND-
CLASS W	5,326,621.192	57.08	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA INVESTMENT GRADE CREDIT
FUND-CLASS A	9,559.591	9.52	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS A	5,101.792	5.08	BNYM I S TRUST CO CUST SIMPLE IRA	DENNIS E LAVOY JR	9825 SUMMERFIELD RD	TEMPERANCE MI 48182-2707
VOYA INVESTMENT GRADE CREDIT	10,817.752	10.77
FUND-CLASS A			AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS A	44,859.798	44.68	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA INVESTMENT GRADE CREDIT					ATTN MUTUAL FUNDS
FUND-CLASS I	7,766,401.322	82.75	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA INVESTMENT GRADE CREDIT	1,230,332.938	13.11	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST
FUND-CLASS I							SAN FRANCISCO CA 94104-4122
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS R6	2,302.417	6.18	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA INVESTMENT GRADE CREDIT	3,570.717	9.58	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC.	ALIEF ISD 403(B) PLAN	717 17TH STREET, SUITE 1300
FUND-CLASS R6							DENVER CO 80202
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS R6	11,748.311	31.52	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS R6	5,383.734	14.44	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA INVESTMENT GRADE CREDIT							DENVER CO 80202
FUND-CLASS R6	6,970.452	18.70	MATRIX TRUST COMPANY CUST. FBO	WINDOW WORLD OF SOUTHERN ME	717 17TH STREET	SUITE 1300
VOYA INVESTMENT GRADE CREDIT	3,067.120
FUND-CLASS R6		8.23	MATRIX TRUST COMPANY CUST. FBO	NORTH CHARLOTTE ORAL SURGERY	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS R6	2,078.110	5.57	JOHN HANCOCK TRUST COMPANY LLC	200 BERKELEY ST	BOSTON, MA 02116
VOYA INVESTMENT GRADE CREDIT
FUND-CLASS W	64,605.128	96.87	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA LARGE CAP GROWTH FUND-CLASS
A	138,260.325	5.03	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA LARGE CAP GROWTH FUND-CLASS
A	372,639.370	13.56	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA LARGE CAP GROWTH FUND-CLASS
A	173,844.428	6.32	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA LARGE CAP GROWTH FUND-CLASS
A	212,031.179	7.71	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA LARGE CAP GROWTH FUND-CLASS
A	230,123.286	8.37	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA LARGE CAP GROWTH FUND-CLASS
C	12,906.776	7.31	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA LARGE CAP GROWTH FUND-CLASS
C	20,959.673	11.87	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA LARGE CAP GROWTH FUND-CLASS
C	12,404.339	7.03	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA LARGE CAP GROWTH FUND-CLASS	42,481.043	24.07	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
C
VOYA LARGE CAP GROWTH FUND-CLASS
C	15,642.947	8.86	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA LARGE CAP GROWTH FUND-CLASS		13.08	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
C	23,092.759
VOYA LARGE CAP GROWTH FUND-CLASS					ATTN MUTUAL FUNDS
I	557,360.948	7.79	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA LARGE CAP GROWTH FUND-CLASS					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
I	975,675.173	13.64	TOMORROW'S SCHOLAR 529 PLAN FBO	VOYA LARGE CAP GROWTH OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA LARGE CAP GROWTH FUND-CLASS					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
I	1,097,755.947	15.35	IOWA ADVISOR 529 PLAN FBO	VOYA LARGE CAP GROWTH OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA LARGE CAP GROWTH FUND-CLASS
I	667,950.054	9.34	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA LARGE CAP GROWTH FUND-CLASS
I	380,384.519	5.32	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA LARGE CAP GROWTH FUND-CLASS					PRO-CRAFT DENTAL LAB INC. 401(K)
R	1,228.371	7.10	EQUITY TRUST COMPANY DBA	STERLING TRUST, CUSTODIAN FBO	RP	1 EQUITY WAY	WESTLAKE OH 44145
VOYA LARGE CAP GROWTH FUND-CLASS
R	2,099.859	12.14	UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI		1000 HARBOR BLVD	WEEHAWKEN, NJ 07086
VOYA LARGE CAP GROWTH FUND-CLASS	1,645.757	9.51	PERSHING LLC	1 PERSHING PLAZA
R					JERSEY CITY NJ 07399-0001
VOYA LARGE CAP GROWTH FUND-CLASS					1251 WATERFRONT PLACE, SUITE
R	2,123.564	12.27	MID ATLANTIC TRUST COMPANY FBO	VETERINARY HOSPITAL & CLINIC O 401(	525	PITTSBURGH, PA 15222
VOYA LARGE CAP GROWTH FUND-CLASS		14.76
R	2,554.311		ASCENSUS TRUST COMPANY FBO	U.S. TANK ALLIANCE, INC 401(K) P/S	134792	P.O. BOX 10758	FARGO, ND 58106
VOYA LARGE CAP GROWTH FUND-CLASS						1 LINCOLN ST
R	2,396.993	13.85	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT		BOSTON MA 02111-2901
VOYA LARGE CAP GROWTH FUND-CLASS
R	1,356.403	7.84	MATRIX TRUST COMPANY TRUSTEE FBO	DIMMITT CHEVROLET, INC.	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA LARGE CAP GROWTH FUND-CLASS	1,158.551	6.70
R			EMPOWER TRUST COMPANY LLC	FBO PLANPREMIER RTMT PLANS OMNIBUS	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002
VOYA LARGE CAP GROWTH FUND-CLASS
R6	303,078.655	9.52	VOYA SOLUTION MODERATELY AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA LARGE CAP GROWTH FUND-CLASS
R6	229,527.139	7.21	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA LARGE CAP GROWTH FUND-CLASS	400,677.073	12.58	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST
R6							BOSTON MA 02111-2901
VOYA LARGE CAP GROWTH FUND-CLASS
R6	218,328.760	6.86	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA LARGE CAP GROWTH FUND-CLASS	255,376.952	8.02	EMPOWER TRUST FBO	EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111
R6
VOYA LARGE CAP GROWTH FUND-CLASS
W	475,073.516	79.86	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA LARGE CAP GROWTH FUND-CLASS
W	73,218.689	12.31	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER	250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931

VOYA LARGE CAP VALUE FUND-CLASS A	2,134,602.710	5.50	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA LARGE CAP VALUE FUND-CLASS A	3,632,978.021	9.36	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA LARGE CAP VALUE FUND-CLASS A	2,015,787.306	5.19	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA LARGE CAP VALUE FUND-CLASS A	2,195,227.584	5.66	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA LARGE CAP VALUE FUND-CLASS C	28,289.275	7.15	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA LARGE CAP VALUE FUND-CLASS C	31,616.914	7.99	DEBORAH STELLIO CUST FBO	VINCENT LINO STELLIO UTMA/NY	PO BOX 504	MOUNT KISCO NY 10549-0000
VOYA LARGE CAP VALUE FUND-CLASS C	61,287.745	15.49	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA LARGE CAP VALUE FUND-CLASS C	39,556.254	10.00	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA LARGE CAP VALUE FUND-CLASS C	23,885.167	6.04	BNYM I S TRUST CO CUST IRA FBO	DOLORES A BECKS	9 SUNCREST	SAINT PETERS MO 63376-0000
VOYA LARGE CAP VALUE FUND-CLASS C	45,417.690	11.48	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
					ATTN MUTUAL FUNDS
VOYA LARGE CAP VALUE FUND-CLASS I	2,662,099.535	10.45	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA LARGE CAP VALUE FUND-CLASS I	1,458,835.439	5.73	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
		11.44	TOMORROW'S SCHOLAR 529 PLAN FBO	VOYA LARGE CAP VALUE OPTION	C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
VOYA LARGE CAP VALUE FUND-CLASS I	2,913,486.680				MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA LARGE CAP VALUE FUND-CLASS I	2,696,163.987	10.59	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
		5.41	IOWA ADVISOR 529 PLAN FBO	VOYA LARGE CAP VALUE OPTION	C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
VOYA LARGE CAP VALUE FUND-CLASS I	1,378,580.700				MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA LARGE CAP VALUE FUND-CLASS I	1,727,770.839	6.78	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA LARGE CAP VALUE FUND-CLASS R	6,127.952	5.58	ASCENSUS TRUST COMPANY FBO	AMCAREBENEFITS, LLC SIMPLE IRA PLAN	552288	P.O. BOX 10758	FARGO, ND 58106
VOYA LARGE CAP VALUE FUND-CLASS R	21,466.408	19.54	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA LARGE CAP VALUE FUND-CLASS R	68,965.116	62.77	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA LARGE CAP VALUE FUND-CLASS R6	16,593.651	5.20	J P MORGAN SECURITIES LLC	FOR THE EXCLUSIVE BENEFIT OF	OUR CUSTOMERS	4 CHASE METROTECH CENTER	BROOKLYN NY 11245
					1251 WATERFRONT PLACE, SUITE
VOYA LARGE CAP VALUE FUND-CLASS R6	26,779.250	8.39	MID ATLANTIC TRUST COMPANY FBO	WHOLESALE MILLWORK INC 401(K) PROFI	525	PITTSBURGH, PA 15222
					1251 WATERFRONT PLACE, SUITE
VOYA LARGE CAP VALUE FUND-CLASS R6	20,050.527	6.28	MID ATLANTIC TRUST COMPANY FBO	USADATA INC 401(K) PROFIT SHARING P	525	PITTSBURGH, PA 15222
VOYA LARGE CAP VALUE FUND-CLASS R6	82,646.341	25.89	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA LARGE CAP VALUE FUND-CLASS R6	126,358.654	39.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA LARGE CAP VALUE FUND-CLASS R6	32,138.545	10.07	MATRIX TRUST COMPANY TRUSTEE FBO	INNOMOTICS	DEFERRED COMPENSATION PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA LARGE CAP VALUE FUND-CLASS W	137,860.309	39.79	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA LARGE CAP VALUE FUND-CLASS W	29,991.538	8.66	OPPENHEIMER & CO INC. FBO	GRACE MORRIS WILLIAMSON	1654 STATE STREET	NEW ORLEANS LA 70118
VOYA LARGE CAP VALUE FUND-CLASS W	41,051.648	11.85	BNYM I S TRUST CO CUST SEP IRA FBO	JOHN VINCENT BOYER	2048 QUEENS ROAD WEST	CHARLOTTE NC 28207-0000
VOYA LARGE CAP VALUE FUND-CLASS W	47,598.363	13.74	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA LARGE CAP VALUE FUND-CLASS W	20,560.757	5.93	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA LARGE CAP VALUE FUND-CLASS W	21,745.665	6.28	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121

VOYA MID CAP RESEARCH ENHANCED	3,484,160.444	57.83	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12
INDEX FUND-CLASS A							NEW YORK NY 10004-1901
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS C	1,933.525	8.40	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS C	2,048.772	8.90	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS C	2,004.007	8.71	SHAKTI JHA &	ABHAY L JHA JTWROS	8 BRANDYWINE CT	EDISON NJ 08820-1938
VOYA MID CAP RESEARCH ENHANCED					1251 WATERFRONT PLACE, SUITE
INDEX FUND-CLASS C	5,938.279	25.81	MID ATLANTIC TRUST COMPANY FBO	HEBE DIAZ, M.D., PLLC 401(K) RETIRE	525	PITTSBURGH, PA 15222
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS C	1,700.487	7.39	BNYM I S TRUST CO CUST ROTH IRA FBO	MARGARET OKEY	6370 HAWAII KAI DR APT 9	HONOLULU HI 96825-1255
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS C	1,695.066	7.37	BNYM I S TRUST CO CUST SIMPLE IRA	QUELYNN R THOMAS	9531 MONTROSE ST	UPPER MARLBORO MD 20772-3822
VOYA MID CAP RESEARCH ENHANCED					ATTN MUTUAL FUNDS
INDEX FUND-CLASS I	183,897.555	34.14	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA MID CAP RESEARCH ENHANCED							1000 HARBOR BLVD	WEEHAWKEN, NJ 07086
INDEX FUND-CLASS I	38,206.041	7.09	UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS I	243,462.289	45.19	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS R	640,847.111	91.20	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS R	46,934.014	6.68	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA MID CAP RESEARCH ENHANCED
INDEX FUND-CLASS W	1,288,312.591	98.53	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA MIDCAP OPPORTUNITIES FUND-
CLASS A	742,794.910	5.38	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS A	790,185.850	5.72	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA MIDCAP OPPORTUNITIES FUND-	2,266,304.284	16.41	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
CLASS A
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS A	3,500,997.951	25.35	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA MIDCAP OPPORTUNITIES FUND-		5.25	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
CLASS A	724,585.856
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS C	81,582.995	12.70	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS C	124,305.585	19.36	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS C	109,048.994	16.98	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS C	34,044.254	5.30	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA MIDCAP OPPORTUNITIES FUND-					ATTN MUTUAL FUNDS
CLASS I	2,991,637.966	23.67	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS I	1,426,227.153	11.28	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS I	948,096.241	7.50	GERLACH & CO, LLC/CITIBANK OPEN WE1	3800 CITIGROUP CENTER	BUILDING B3-14	TAMPA FL 33610
VOYA MIDCAP OPPORTUNITIES FUND-	704,471.463	5.57	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS
CLASS I					CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA MIDCAP OPPORTUNITIES FUND-						101 MONTGOMERY ST
CLASS I	784,730.368	6.21	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS		SAN FRANCISCO CA 94104-4122
VOYA MIDCAP OPPORTUNITIES FUND-		5.38						WEEHAWKEN, NJ 07086
CLASS R	9,292.154		UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI	1000 HARBOR BLVD
VOYA MIDCAP OPPORTUNITIES FUND-						1 LINCOLN ST
CLASS R	15,923.395	9.22	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT		BOSTON MA 02111-2901
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS R	109,754.610	63.55	EMPOWER TRUST FBO	EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111
VOYA MIDCAP OPPORTUNITIES FUND-					ATTN MUTUAL FUNDS
CLASS R6	1,040,191.312	26.92	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS R6	599,563.612	15.52	DCGT AS TTEE AND/OR CUST	FBO PLIC VARIOUS RETIREMENT PLANS	OMNIBUS	ATTN NPIO TRADE DESK	711 HIGH STREET	DES MOINES, IA 50392
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS R6	319,761.446	8.28	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA MIDCAP OPPORTUNITIES FUND-	694,692.254	17.98	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST
CLASS R6							SAN FRANCISCO CA 94104-4122
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS W	128,662.765	43.56	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA MIDCAP OPPORTUNITIES FUND-					SACHS SAX CAPLAN, P.L. 401(K)
CLASS W	22,837.041	7.73	MATRIX TRUST COMPANY AGENT FOR TRP	RPS RK FBO 401K	PLAN	6111 NW BROKEN SOUND PKWY STE 200	BOCA RATON FL 334873644
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS W	31,009.599	10.50	ASCENSUS TRUST COMPANY FBO	ESCO GROUP 401(K) PLAN 425454	P.O. BOX 10758	FARGO, ND 58106
VOYA MIDCAP OPPORTUNITIES FUND-
CLASS W	24,700.998	8.36	ASCENSUS TRUST COMPANY FBO	OUR NATION`S BEST SPORTS SAVINGS 4	4349	P.O. BOX 10758	FARGO, ND 58106

VOYA MULTI MANAGER EMERGING	161,719.942
MARKETS EQUITY FD-CL A		10.96	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL A	272,824.011	18.49	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL C	1,455.547	9.52	BNYM I S TRUST CO CUST IRA FBO	JENNIFER RENATE YOUNG	8 BROOKSIDE DR	DOUGLAS MA 01516-2369
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL C	1,160.272	7.59	BNYM I S TRUST CO CUST IRA FBO	DEBORAH M SHAVER	453 BADGER RD	MOUNT SOLON VA 22843-0000
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL C	1,587.848	10.39	VANGUARD BROKERAGE SERVICES	A/C 7718-2288	P. O. BOX 982901	EL PASO, TX 79998-2901
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL C	983.510	6.43	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC.	PUNITA CHAWLA 403B	717 17TH STREET, SUITE 1300	DENVER CO 80202
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL C	1,306.908	8.55	BNYM I S TRUST CO CUST SEP IRA FBO	AYRIANNE P PARKS	1346 MONROE ST NE	WASHINGTON DC 20017-2509
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL C	6,247.464	40.87	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL I	1,640,672.649	10.50	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL I	2,176,652.809	13.93	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL I	821,069.292	5.26	VOYA SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL I	1,064,024.491	6.81	VOYA SOLUTION MODERATELY AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER EMERGING	2,652.074	34.36	ASCENSUS TRUST COMPANY FBO	ENERGY MANAGEMENT SPECIALISTS, INC.	209682	P.O. BOX 10758	FARGO, ND 58106
MARKETS EQUITY FD-CL R
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL R	2,349.324	30.44	ASCENSUS TRUST COMPANY FBO	TUCKER CORP 401(K) P/S PLAN 761000	P.O. BOX 10758	FARGO, ND 58106
VOYA MULTI MANAGER EMERGING		19.28	ASCENSUS TRUST COMPANY FBO	GREENBERG ENTERPRISES RETIREMENT PL	219473	P.O. BOX 10758	FARGO, ND 58106
MARKETS EQUITY FD-CL R	1,487.743
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL R	1,228.642	15.92	ASCENSUS TRUST COMPANY FBO	DULIN AUTOMOTIVE SIMPLE IRA PLAN 5	2100	P.O. BOX 10758	FARGO, ND 58106
VOYA MULTI MANAGER EMERGING
MARKETS EQUITY FD-CL W	2,358,600.300	96.61	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA MULTI MANAGER INTERNATIONAL
EQUITY FD-CLASS I	2,442,262.515	5.11	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA MULTI MANAGER INTERNATIONAL
EQUITY FD-CLASS I	6,285,434.595	13.14	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER INTERNATIONAL
EQUITY FD-CLASS I	6,162,586.015	12.89	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER INTERNATIONAL
EQUITY FD-CLASS I	2,470,675.126	5.17	VOYA SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER INTERNATIONAL			VOYA SOLUTION MODERATELY AGGRESSIVE
EQUITY FD-CLASS I	2,824,123.928	5.91	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA MULTI MANAGER INTERNATIONAL		8.44
SMALLCAP FD-CL A	69,410.154		NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA MULTI MANAGER INTERNATIONAL						4800 DEER LAKE DR EAST 3RD FLOOR
SMALLCAP FD-CL A	43,428.751	5.28	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION		JACKSONVILLE FL 32246-6484
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL A	63,811.553	7.76	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA MULTI MANAGER INTERNATIONAL	149,646.674	18.20
SMALLCAP FD-CL A			VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL A	52,909.754	6.44	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL A	119,183.092	14.50	CHARLES SCHWAB & CO INC	CLEARING ACCOUNT	FBO OF THEIR CUSTOMERS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
VOYA MULTI MANAGER INTERNATIONAL	2,916.113	6.53	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER
SMALLCAP FD-CL C							880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL C	25,388.672	56.81	CENTENNIAL BANK TRUST	PO BOX 7514	JONESBORO AR 72403
VOYA MULTI MANAGER INTERNATIONAL	8,596.488	19.24	CENTENNIAL BANK TRUST	PO BOX 7514	JONESBORO AR 72403
SMALLCAP FD-CL C
VOYA MULTI MANAGER INTERNATIONAL					ATTN MUTUAL FUNDS
SMALLCAP FD-CL I	253,232.726	6.73	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL I	245,558.397	6.53	CAPINCO C/O US BANK NA	1555 N RIVERCENTER DRIVE STE 302	MILWAUKEE WI 53212
VOYA MULTI MANAGER INTERNATIONAL							250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931
SMALLCAP FD-CL I	324,707.526	8.63	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER
VOYA MULTI MANAGER INTERNATIONAL	234,010.996
SMALLCAP FD-CL I		6.22	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL I	534,719.384	14.21	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL I	1,091,783.269	29.02	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL I	270,586.647	7.19	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL R6	3,243.731	30.85	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL R6	7,132.239	67.84	DCGT AS TTEE AND/OR CUST	FBO PLIC VARIOUS RETIREMENT PLANS	OMNIBUS	ATTN NPIO TRADE DESK	711 HIGH STREET	DES MOINES, IA 50392
VOYA MULTI MANAGER INTERNATIONAL					ATTN MUTUAL FUNDS
SMALLCAP FD-CL W	240,878.520	77.06	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL W	18,577.459	5.94	RICHARD M & SARAH K HURWITZ TR	U/A 09/10/1999	HURWITZ REV LIVING TRUST	3288 STUART ST	DENVER CO 80212-1714
VOYA MULTI MANAGER INTERNATIONAL
SMALLCAP FD-CL W	27,962.791	8.95	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122

VOYA MULTI MANAGER MID CAP VALUE
FUND-CLASS I	1,383,384.061	9.00	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER MID CAP VALUE
FUND-CLASS I	1,468,270.416	9.55	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA MULTI MANAGER MID CAP VALUE	2,632,017.084	17.13	VOYA SOLUTION MODERATELY AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
FUND-CLASS I
VOYA MULTI MANAGER MID CAP VALUE
FUND-CLASS I	1,010,853.325	6.58	VOYA SOLUTION AGGRESSIVE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA SECURITIZED CREDIT FUND -
CLASS R6	323,391.029	96.50	CAPINCO C/O US BANK NA	1555 N RIVERCENTER DRIVE STE 302	MILWAUKEE WI 53212
VOYA SECURITIZED CREDIT FUND-CLASS
A	451,557.221	67.08	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA SECURITIZED CREDIT FUND-CLASS
A	75,021.271	11.14	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SECURITIZED CREDIT FUND-CLASS
A	84,456.043	12.55	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FOR BENEFIT	OF CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
VOYA SECURITIZED CREDIT FUND-CLASS					ATTN MUTUAL FUNDS
I	21,164,543.993	24.65	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA SECURITIZED CREDIT FUND-CLASS
I	5,940,135.924	6.92	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SECURITIZED CREDIT FUND-CLASS
I	5,523,011.118	6.43	SEI PRIVATE TRUST COMPANY	C/O ID 573	ATTN: MUTUAL FUNDS	ONE FREEDOM VALLEY DRIVE	OAKS, PA 19456
VOYA SECURITIZED CREDIT FUND-CLASS	8,576,609.439	9.99	MAC & CO A/C 104451	ATTN: MUTUAL FUND OPERATIONS
I					500 GRANT STREET	ROOM 151-1010	PITTSBURGH PA 15258
VOYA SECURITIZED CREDIT FUND-CLASS						ATLANTA GA 30357
I	10,961,152.433	12.77	RELIANCE TRUST CO FBO	FIDUCIARY TRUST C/R	PO BOX 570788
VOYA SECURITIZED CREDIT FUND-CLASS		10.83
I	9,295,322.585		CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA SECURITIZED CREDIT FUND-CLASS						4707 EXECUTIVE DRIVE
I	5,138,201.222	5.98	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE		SAN DIEGO CA 92121
VOYA SECURITIZED CREDIT FUND-CLASS
W	2,332.857	13.21	VANGUARD BROKERAGE SERVICES	A/C 1940-2390	P. O. BOX 982901	EL PASO, TX 79998-2901
VOYA SECURITIZED CREDIT FUND-CLASS	7,266.674	41.15
W			KEYBANK NA	HEFFNER REV TR AGTR PRI USD	2157224.2	P.O. BOX 94871	CLEVELAND OH 44101-4871
VOYA SECURITIZED CREDIT FUND-CLASS
W	3,871.364	21.92	KEYBANK NA	HIGLEY ANN IRAT PRI USD	2161843.1	P.O. BOX 94871	CLEVELAND OH 44101-4871
VOYA SECURITIZED CREDIT FUND-CLASS
W	1,700.000	9.63	KEYBANK NA	TURNER RS & FB REV TR AGTR PRI USD	2153687.2	P.O. BOX 94871	CLEVELAND OH 44101-4871
VOYA SECURITIZED CREDIT FUND-CLASS	1,454.898	8.24	KEYBANK NA	RINEHART CAROLYN W M/AG PRI USD	2170134.2	P.O. BOX 94871
W							CLEVELAND OH 44101-4871

VOYA SHORT DURATION BOND FUND-	32,830.274	9.52	BNYM I S TRUST CO CUST ROLLOVER IRA	DOUGLAS H LINDQUIST	19710 SHEARWATER POINT DR	CORNELIUS NC 28031-7552
CLASS A
VOYA SHORT DURATION BOND FUND-
CLASS A	125,095.187	36.27	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER	250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931
VOYA SHORT DURATION BOND FUND-
CLASS A	19,638.167	5.69	ASCENSUS TRUST COMPANY FBO	NORTHEAST INDUSTRIAL FLOORING, INC	552631	P.O. BOX 10758	FARGO, ND 58106
VOYA SHORT DURATION BOND FUND-							WINDSOR CT 06095
CLASS A	39,731.858	11.52	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N
VOYA SHORT DURATION BOND FUND-	18,329.646
CLASS A		5.31	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA SHORT DURATION BOND FUND-
CLASS C	2,019.850	20.76	BNYM I S TRUST CO CUST ROTH IRA FBO	MONICA WEIS	PO BOX 55	CHATHAM MI 49816-0055
VOYA SHORT DURATION BOND FUND-
CLASS C	868.689	8.93	BNYM I S TRUST CO CUST IRA FBO	VIVIAN M THOMAS	2601 ARROYO AVE APT 129	DALLAS TX 75219-1859
VOYA SHORT DURATION BOND FUND-
CLASS C	2,426.674	24.94	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA SHORT DURATION BOND FUND-							SAN DIEGO CA 92121
CLASS C	3,771.577	38.77	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE
VOYA SHORT DURATION BOND FUND-					ATTN MUTUAL FUNDS
CLASS I	800,068.644	15.78	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA SHORT DURATION BOND FUND-					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
CLASS I	1,733,605.882	34.20	IOWA ADVISOR 529 PLAN FBO	IADVISOR 529 AGE 18+ OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA SHORT DURATION BOND FUND-					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
CLASS I	852,207.053	16.81	IOWA ADVISOR 529 PLAN FBO	IADVISOR 529 AGE 16-17 OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA SHORT DURATION BOND FUND-					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
CLASS I	596,996.633	11.78	IOWA ADVISOR 529 PLAN FBO	IADVISOR 529 AGE 11-15 OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA SHORT DURATION BOND FUND-					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
CLASS I	262,577.633	5.18	IOWA ADVISOR 529 PLAN FBO	VOYA SHORT TERM BOND OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA SHORT DURATION BOND FUND-
CLASS R	374.183	7.73	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169
VOYA SHORT DURATION BOND FUND-
CLASS R	3,489.761	72.05	ASCENSUS TRUST COMPANY FBO	GO PLAY, INC. 401(K) P/S PLAN 7609	P.O. BOX 10758	FARGO, ND 58106
VOYA SHORT DURATION BOND FUND-	313.286	6.47	ASCENSUS TRUST COMPANY FBO	DR RENE J AVILES DMD PA SIMPLE IRA	552451	P.O. BOX 10758	FARGO, ND 58106
CLASS R
VOYA SHORT DURATION BOND FUND-
CLASS R	337.584	6.97	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC.	LORENZO ISD (TX) 403(B) PLAN	717 17TH STREET, SUITE 1300	DENVER CO 80202
VOYA SHORT DURATION BOND FUND-		10.94	VOYA INDEX SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
CLASS R6	6,359,385.928
VOYA SHORT DURATION BOND FUND-
CLASS R6	4,722,855.361	8.13	VOYA INDEX SOLUTION INCOME PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SHORT DURATION BOND FUND-
CLASS R6	3,657,483.255	6.29	VOYA RETIREMENT CONSERV PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SHORT DURATION BOND FUND-
CLASS R6	7,890,828.693	13.58	VOYA RETIREMENT MODERATE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SHORT DURATION BOND FUND-
CLASS R6	9,688,560.454	16.67	VOYA RETIREMENT MODER GRWTH PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SHORT DURATION BOND FUND-
CLASS R6	8,920,019.265	15.35	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SHORT DURATION BOND FUND-
CLASS W	713,433.550	95.51	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA SHORT DURATION HIGH INCOME					7337 E DOUBLETREE RANCH RD STE
FUND - CLASS A	273,191.132	26.32	VOYA INVESTMENTS LLC	ATTN OPERATIONS	100	SCOTTSDALE AZ 85258-2034
VOYA SHORT DURATION HIGH INCOME						1 NEW YORK PLAZA FL 12
FUND - CLASS A	104,297.890	10.05	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS		NEW YORK NY 10004-1901
VOYA SHORT DURATION HIGH INCOME		29.69
FUND - CLASS A	308,149.620		AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA SHORT DURATION HIGH INCOME						101 MONTGOMERY ST
FUND - CLASS A	173,819.786	16.74	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS		SAN FRANCISCO CA 94104-4122
VOYA SHORT DURATION HIGH INCOME
FUND - CLASS C	140,780.426	26.02	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA SHORT DURATION HIGH INCOME	122,713.571	22.68
FUND - CLASS C			AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA SHORT DURATION HIGH INCOME
FUND - CLASS C	254,111.657	46.96	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA SHORT DURATION HIGH INCOME					ATTN MUTUAL FUNDS
FUND - CLASS I	2,771,682.730	13.84	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA SHORT DURATION HIGH INCOME	1,781,097.109	8.89	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12
FUND - CLASS I							NEW YORK NY 10004-1901
VOYA SHORT DURATION HIGH INCOME
FUND - CLASS I	6,352,116.475	31.71	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA SHORT DURATION HIGH INCOME	1,329,585.837	6.64	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER
FUND - CLASS I							880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA SHORT DURATION HIGH INCOME
FUND - CLASS I	3,741,029.087	18.68	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA SHORT DURATION HIGH INCOME
FUND - CLASS I	1,574,595.423	7.86	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA SHORT DURATION HIGH INCOME					7337 E DOUBLETREE RANCH RD STE
FUND - CLASS R6	1,009,979.617	99.93	VOYA INVESTMENTS LLC	ATTN OPERATIONS	100	SCOTTSDALE AZ 85258-2034

VOYA SMALL CAP GROWTH FUND- CLASS
A	97,279.958	6.44	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA SMALL CAP GROWTH FUND- CLASS
A	78,424.034	5.19	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SMALL CAP GROWTH FUND- CLASS
A	196,407.107	13.00	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA SMALL CAP GROWTH FUND- CLASS							NEW YORK NY 10004-1901
A	131,509.955	8.71	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12
VOYA SMALL CAP GROWTH FUND- CLASS
A	113,849.732	7.54	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA SMALL CAP GROWTH FUND- CLASS
A	106,875.416	7.07	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA SMALL CAP GROWTH FUND- CLASS
A	82,626.279	5.47	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA SMALL CAP GROWTH FUND- CLASS
C	11,134.109	10.77	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SMALL CAP GROWTH FUND- CLASS
C	7,391.392	7.15	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA SMALL CAP GROWTH FUND- CLASS
C	28,597.250	27.66	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA SMALL CAP GROWTH FUND- CLASS
C	5,570.803	5.39	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA SMALL CAP GROWTH FUND- CLASS	31,793.631	30.75	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
C
VOYA SMALL CAP GROWTH FUND- CLASS
R	1,396.513	7.39	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA SMALL CAP GROWTH FUND- CLASS		9.51	AMERICAN UNITED LIFE INS CO UNIT	INVESTMENT TRUST	PO BOX 368	INDIANAPOLIS IN 46206-0368
R	1,797.446
VOYA SMALL CAP GROWTH FUND- CLASS
R	1,325.862	7.02	ASCENSUS TRUST COMPANY FBO	FRONTLINE AG SOLUTIONS LLC 401K 20	176	P.O. BOX 10758	FARGO, ND 58106
VOYA SMALL CAP GROWTH FUND- CLASS					OHIO HILLS HEALTH SERVICES
R	2,332.649	12.34	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC.	403(B)	717 17TH STREET, SUITE 1300	DENVER CO 80202
VOYA SMALL CAP GROWTH FUND- CLASS							711 HIGH STREET	DES MOINES, IA 50392
R	7,011.566	37.10	DCGT AS TTEE AND/OR CUST	FBO PLIC VARIOUS RETIREMENT PLANS	OMNIBUS	ATTN NPIO TRADE DESK
VOYA SMALL CAP GROWTH FUND- CLASS
R	1,542.260	8.16	MATRIX TRUST COMPANY CUST. FBO	EYE ASSOCIATES OF MARQUETTE 401(K)	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA SMALL CAP GROWTH FUND- CLASS
R	1,117.424	5.91	EMPOWER TRUST FBO	EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111
VOYA SMALL CAP GROWTH FUND- CLASS
W	387,831.328	84.71	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SMALL CAP GROWTH FUND-CLASS
I	1,566,915.404	5.78	MINNESOTA LIFE INSURANCE COMPANY	400 ROBERT STREET NORTH	SAINT PAUL MN 55101
VOYA SMALL CAP GROWTH FUND-CLASS	3,420,054.068	12.62	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970
I					707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA SMALL CAP GROWTH FUND-CLASS						PO BOX 78446
I	7,778,259.632	28.71	RELIANCE TRUST COMPANY FBO	T ROWE PRICE RETIREMENT	PLAN CLIENTS		ATLANTA, GEORGIA 30357
VOYA SMALL CAP GROWTH FUND-CLASS		5.22
I	1,414,351.949		EMPOWER TRUST FBO	DESERET MUTUAL BENEFIT 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111
VOYA SMALL CAP GROWTH FUND-CLASS
I	2,331,879.779	8.61	STANDARD INSURANCE COMPANY	1100 SW 6TH AVE	PORTLAND OR 97204-1020
VOYA SMALL CAP GROWTH FUND-CLASS
I	1,449,036.435	5.35	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA SMALL CAP GROWTH FUND-CLASS					ATTN MUTUAL FUNDS
R6	508,557.296	13.34	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA SMALL CAP GROWTH FUND-CLASS
R6	201,289.463	5.28	VOYA SOLUTION MODERATELY AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL CAP GROWTH FUND-CLASS					OSAIC DEFERRED COMPENSATION
R6	250,594.278	6.57	MATRIX TRUST COMPANY AS AGENT FOR	NEWPORT TRUST COMPANY	MASTER	35 IRON POINT CIRCLE	SUITE 300	FOLSOM CA 95630
VOYA SMALL CAP GROWTH FUND-CLASS	435,287.751	11.42	DCGT AS TTEE AND/OR CUST	FBO PLIC VARIOUS RETIREMENT PLANS	OMNIBUS	ATTN NPIO TRADE DESK
R6							711 HIGH STREET	DES MOINES, IA 50392
VOYA SMALL CAP GROWTH FUND-CLASS
R6	484,791.531	12.72	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA SMALL CAP GROWTH FUND-CLASS	286,796.150	7.52	JOHN HANCOCK TRUST COMPANY LLC	200 BERKELEY ST	BOSTON, MA 02116
R6
VOYA SMALL CAP GROWTH FUND-CLASS
R6	223,068.216	5.85	EMPOWER TRUST FBO	RECORDKEEPING FOR EMPLOYEE BENEFITS	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111

					TRI-VALLEY LOCAL SCHOOLS (OH)
VOYA SMALL COMPANY FUND CLASS R	3,259.532	36.93	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC.	403(B	717 17TH STREET, SUITE 1300	DENVER CO 80202
					IDA PUBLIC SCHOOLS (MI) 457(B)
VOYA SMALL COMPANY FUND CLASS R	2,972.422	33.68	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC	PLAN	717 17TH STREET, SUITE 1300	DENVER CO 80202
VOYA SMALL COMPANY FUND CLASS R	1,870.595	21.19	MATRIX TRUST COMPANY AS AGENT FOR	ADVISOR TRUST, INC.	IDA PUBLIC SCHOOLS 403(B) PLAN	717 17TH STREET, SUITE 1300	DENVER CO 80202
VOYA SMALL COMPANY FUND-CLASS A	171,810.889	6.07	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA SMALL COMPANY FUND-CLASS A	509,753.296	18.02	VOYA INSTITUTIONAL TRUST COMPANY	ATTN GORDON ELROD	151 FARMINGTON AVE	HARTFORD CT 06101
VOYA SMALL COMPANY FUND-CLASS C	11,742.875	9.72	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SMALL COMPANY FUND-CLASS C	11,234.886	9.30	DORIS B CLEGG	1116 PIERCE RD	NORRISTOWN PA 19403-4076
VOYA SMALL COMPANY FUND-CLASS C	33,390.272	27.65	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA SMALL COMPANY FUND-CLASS C	10,764.528	8.91	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105
VOYA SMALL COMPANY FUND-CLASS C	15,268.453	12.64	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
					ATTN MUTUAL FUNDS
VOYA SMALL COMPANY FUND-CLASS I	219,620.604	6.10	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA SMALL COMPANY FUND-CLASS I	523,252.405	14.52	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA SMALL COMPANY FUND-CLASS I	309,111.962	8.58	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA SMALL COMPANY FUND-CLASS I	336,812.366	9.35	CAPINCO C/O US BANK NA	1555 N RIVERCENTER DRIVE STE 302	MILWAUKEE WI 53212
					C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
VOYA SMALL COMPANY FUND-CLASS I	260,144.204	7.22	TOMORROW'S SCHOLAR 529 PLAN FBO	VOYA 529 AGE 5-8 OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
		6.25	TOMORROW'S SCHOLAR 529 PLAN FBO	VOYA 529 AGGRESSIVE GR OPTION	C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD STE
VOYA SMALL COMPANY FUND-CLASS I	225,120.402				MANAGEMENT LLC	ATTN VOYA OPERATIONS	100	SCOTTSDALE AZ 85258
VOYA SMALL COMPANY FUND-CLASS I	710,911.590	19.73	EDWARD D. JONES AND CO	FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER ROAD	ST LOUIS MO 63131-3710
VOYA SMALL COMPANY FUND-CLASS R6	513,039.087	15.79	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL COMPANY FUND-CLASS R6	408,363.519	12.57	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL COMPANY FUND-CLASS R6	164,125.929	5.05	VOYA SOLUTION BALANCED PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL COMPANY FUND-CLASS R6	246,065.747	7.57	VOYA SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL COMPANY FUND-CLASS R6	878,530.706	27.04	VOYA SOLUTION MODERATELY AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL COMPANY FUND-CLASS R6	539,785.206	16.61	VOYA SOLUTION AGGRESSIVE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA SMALL COMPANY FUND-CLASS W	1,721,610.899	96.87	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA STRATEGIC INCOME		16.31						WEEHAWKEN, NJ 07086
OPPORTUNITIES FUND-CLASS A	1,194,142.333		UBS WM USA	0O0 11011 6100	SPEC CDY A/C EXL BEN CUSTOMERS	OF UBSFSI	1000 HARBOR BLVD
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS A	384,500.591	5.25	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS A	484,825.707	6.62	MLPF & S FOR THE SOLE BENEFIT	OF THE CUSTOMERS	ATTN: FUND ADMINISTRATION	4800 DEER LAKE DR EAST 3RD FLOOR	JACKSONVILLE FL 32246-6484
VOYA STRATEGIC INCOME	1,334,461.082	18.22
OPPORTUNITIES FUND-CLASS A			MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS A	1,876,126.162	25.62	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS A	501,378.775	6.85	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA STRATEGIC INCOME	741,949.334	10.13	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE
OPPORTUNITIES FUND-CLASS A							SAN DIEGO CA 92121
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS C	1,136,485.128	34.11	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA STRATEGIC INCOME	292,051.633	8.77	WELLS FARGO CLEARING SVCS LLC	A/C 1699-0135	2801 MARKET STREET	SAINT LOUIS, MO 63103
OPPORTUNITIES FUND-CLASS C
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS C	640,738.895	19.23	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS C	426,126.310	12.79	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PARKWAY	ST PETERSBURG FL 33716
VOYA STRATEGIC INCOME							SAN DIEGO CA 92121
OPPORTUNITIES FUND-CLASS C	187,132.330	5.62	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE
VOYA STRATEGIC INCOME					ATTN MUTUAL FUNDS
OPPORTUNITIES FUND-CLASS I	17,932,284.011	10.16	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS I	16,952,258.047	9.61	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENEFIT OF ITS	CUSTOMERS	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS I	11,996,048.038	6.80	RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	OMNIBUS	ATTN MUTUAL FUND OPS MANAGER	250 NICOLLET MALL SUITE 1400	MINNEAPOLIS MN 55401-1931
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS I	12,497,380.486	7.08	AMERICAN ENTERPRISE INVESTMENT SVC	(FBO) 41999970	707 2ND AVE SOUTH	MINNEAPOLIS MN 55402-2405
VOYA STRATEGIC INCOME							880 CARILLON PARKWAY	ST PETERSBURG FL 33716
OPPORTUNITIES FUND-CLASS I	13,072,534.958	7.41	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS	HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS I	29,738,840.060	16.86	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS I	33,196,842.347	18.82	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN LINDSAY OTOOLE	4707 EXECUTIVE DRIVE	SAN DIEGO CA 92121
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS R	1,502,767.590	91.96	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA STRATEGIC INCOME					ATTN MUTUAL FUNDS
OPPORTUNITIES FUND-CLASS R6	8,074,539.881	23.66	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS R6	24,124,718.001	70.70	TEXAS TREASURY SAFEKEEPING TRUST	208 E 10TH STREET 4TH FL	AUSTIN TX 78701
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS W	300,000.000	17.21	OPPENHEIMER & CO INC. FBO	STEVEN ALECIA &	KATHY ALECIA JT/WROS	25 PARK ROW # PH-B	NEW YORK NY 10038
VOYA STRATEGIC INCOME
OPPORTUNITIES FUND-CLASS W	476,732.524	27.35	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001

VOYA TARGET IN RETIREMENT FUND-
CLASS A	5,066,369.113	93.07	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET IN RETIREMENT FUND-		40.21	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
CLASS I	191,637.871
VOYA TARGET IN RETIREMENT FUND-
CLASS I	112,102.132	23.52	BNYM I S TRUST CO CUST IRA FBO	JOHN W VELLTURO JR	66 VINEYARD DR	KENSINGTON CT 06037-1831
VOYA TARGET IN RETIREMENT FUND-
CLASS I	113,796.256	23.88	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET IN RETIREMENT FUND-							DENVER CO 80202
CLASS I	27,656.311	5.80	MATRIX TRUST COMPANY TRUSTEE FBO	AGAPE OF APPLETON INC DEF COMP PLAN	717 17TH STREET	SUITE 1300
VOYA TARGET IN RETIREMENT FUND-
CLASS R	102,659.998	99.37	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA TARGET IN RETIREMENT FUND-
CLASS R6	1,480,383.787	40.54	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET IN RETIREMENT FUND-
CLASS R6	206,879.874	5.67	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA TARGET IN RETIREMENT FUND-
CLASS R6	1,615,881.590	44.25	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA TARGET RETIREMENT 2025 FUND-
CLASS A	5,187,501.555	89.50	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2025 FUND-		75.83
CLASS I	332,906.695		FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
VOYA TARGET RETIREMENT 2025 FUND-
CLASS I	41,183.207	9.38	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2025 FUND-
CLASS R	33,298.752	9.79	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA TARGET RETIREMENT 2025 FUND-	162,857.694	47.88
CLASS R			CHARLES SCHWAB TRUST BANK. CUST	USI INDIVIDUAL RETIREMENT ARRANGEME	ENT ACCT 106254	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2025 FUND-
CLASS R	86,876.868	25.54	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2025 FUND-
CLASS R	25,995.162	7.64	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2025 FUND-	1,431,468.924	26.52	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
CLASS R6
VOYA TARGET RETIREMENT 2025 FUND-
CLASS R6	3,061,280.738	56.72	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA TARGET RETIREMENT 2030 FUND-
CLASS A	2,797,929.828	75.09	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2030 FUND-
CLASS I	837,499.402	80.24	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
VOYA TARGET RETIREMENT 2030 FUND-
CLASS I	75,125.781	7.20	MATRIX TRUST COMPANY TRUSTEE FBO	BURKHART DENTAL SUPPLY, INC.	DEFERRED COMPENSATION PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA TARGET RETIREMENT 2030 FUND-	179,152.444
CLASS R		43.75	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2030 FUND-
CLASS R	102,427.676	25.01	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2030 FUND-
CLASS R	85,940.716	20.99	CHARLES SCHWAB TRUST BANK. CUST	M. SHANKEN COMMUNICATIONS, INC. & S	SUBSIDIARIES 401(K) PL 106151	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2030 FUND-
CLASS R6	1,849,579.212	25.38	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2030 FUND-							WINDSOR CT 06095
CLASS R6	4,029,132.359	55.28	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N
VOYA TARGET RETIREMENT 2030 FUND-
CLASS R6	385,490.734	5.29	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122

VOYA TARGET RETIREMENT 2035 FUND-
CLASS A	5,421,031.762	84.20	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2035 FUND-
CLASS I	867,983.819	80.45	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
VOYA TARGET RETIREMENT 2035 FUND-
CLASS I	76,942.407	7.13	MATRIX TRUST COMPANY CUST. FBO	VOYA IM LONG-TERM FUND INVESTMENT P	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA TARGET RETIREMENT 2035 FUND-
CLASS R	73,614.441	15.23	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA TARGET RETIREMENT 2035 FUND-
CLASS R	215,184.365	44.51	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2035 FUND-	60,540.257	12.52	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
CLASS R
VOYA TARGET RETIREMENT 2035 FUND-
CLASS R	55,128.167	11.40	CHARLES SCHWAB TRUST BANK. CUST	M. SHANKEN COMMUNICATIONS, INC. & S	SUBSIDIARIES 401(K) PL 106151	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2035 FUND-		8.39	CHARLES SCHWAB TRUST BANK. TRUST	W.S. WILSON CORP. 401(K) PROFIT SHA	ARING PLAN 105969	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
CLASS R	40,564.885
VOYA TARGET RETIREMENT 2035 FUND-
CLASS R6	2,228,415.228	27.05	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2035 FUND-
CLASS R6	4,276,669.810	51.91	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA TARGET RETIREMENT 2035 FUND-							SAN FRANCISCO CA 94104-4122
CLASS R6	522,080.478	6.34	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST

VOYA TARGET RETIREMENT 2040 FUND-
CLASS A	50,149.457	6.41	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA TARGET RETIREMENT 2040 FUND-
CLASS A	71,986.440	9.20	J P MORGAN SECURITIES LLC	FOR THE EXCLUSIVE BENEFIT OF	OUR CUSTOMERS	4 CHASE METROTECH CENTER	BROOKLYN NY 11245
VOYA TARGET RETIREMENT 2040 FUND-
CLASS A	212,973.460	27.23	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2040 FUND-	53,273.750	6.81	MATRIX TRUST COMPANY TRUSTEE FBO	MALNOVE INCORPORATED SUPPLEMENTAL
CLASS A					PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA TARGET RETIREMENT 2040 FUND-						COVINGTON KY 41015-1987
CLASS I	711,592.188	89.76	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)
VOYA TARGET RETIREMENT 2040 FUND-		13.39
CLASS R	63,807.948		STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA TARGET RETIREMENT 2040 FUND-						2423 E LINCOLN DR
CLASS R	306,675.618	64.36	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180		PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2040 FUND-
CLASS R	39,350.343	8.26	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2040 FUND-	34,739.042	7.29
CLASS R			CHARLES SCHWAB TRUST BANK. CUST	M. SHANKEN COMMUNICATIONS, INC. & S	SUBSIDIARIES 401(K) PL 106151	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2040 FUND-
CLASS R6	1,122,704.600	18.90	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2040 FUND-
CLASS R6	3,649,752.081	61.43	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA TARGET RETIREMENT 2040 FUND-	366,465.044	6.17	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST
CLASS R6							SAN FRANCISCO CA 94104-4122

VOYA TARGET RETIREMENT 2045 FUND-	4,070,859.619	88.06	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
CLASS A
VOYA TARGET RETIREMENT 2045 FUND-
CLASS I	777,503.874	91.95	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
VOYA TARGET RETIREMENT 2045 FUND-
CLASS R	25,042.621	8.79	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA TARGET RETIREMENT 2045 FUND-							PHOENIX AZ 85016-1215
CLASS R	197,980.978	69.50	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR
VOYA TARGET RETIREMENT 2045 FUND-	50,238.001
CLASS R		17.64	CHARLES SCHWAB TRUST BANK. TRUST	W.S. WILSON CORP. 401(K) PROFIT SHA	ARING PLAN 105969	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2045 FUND-
CLASS R6	1,864,595.034	26.08	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2045 FUND-
CLASS R6	3,798,788.424	53.14	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA TARGET RETIREMENT 2050 FUND-
CLASS A	154,146.714	28.63	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2050 FUND-
CLASS A	30,260.261	5.62	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122
VOYA TARGET RETIREMENT 2050 FUND-
CLASS I	636,049.110	90.70	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
VOYA TARGET RETIREMENT 2050 FUND-
CLASS R	53,904.754	16.30	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA TARGET RETIREMENT 2050 FUND-
CLASS R	153,967.161	46.57	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2050 FUND-
CLASS R	67,266.176	20.35	CHARLES SCHWAB TRUST BANK. CUST	M. SHANKEN COMMUNICATIONS, INC. & S	SUBSIDIARIES 401(K) PL 106151	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2050 FUND-
CLASS R	44,863.957	13.57	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2050 FUND-
CLASS R6	1,339,737.536	26.82	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2050 FUND-	2,757,751.898	55.20	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
CLASS R6

VOYA TARGET RETIREMENT 2055 FUND-		86.23	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
CLASS A	2,878,433.421
VOYA TARGET RETIREMENT 2055 FUND-
CLASS I	749,670.311	94.87	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-1987
VOYA TARGET RETIREMENT 2055 FUND-
CLASS R	49,312.903	18.49	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA TARGET RETIREMENT 2055 FUND-							PHOENIX AZ 85016-1215
CLASS R	177,727.831	66.62	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR
VOYA TARGET RETIREMENT 2055 FUND-
CLASS R	28,003.153	10.50	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2055 FUND-
CLASS R6	1,547,453.491	32.70	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2055 FUND-
CLASS R6	2,581,394.977	54.56	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA TARGET RETIREMENT 2060 FUND-	59,022.578	14.42	NATIONAL FINANCIAL SERVICES LLC	FOR EXCL BENEFIT OF OUR CUSTOMERS
CLASS A					499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010
VOYA TARGET RETIREMENT 2060 FUND-					1251 WATERFRONT PLACE, SUITE
CLASS A	94,388.645	23.06	MID ATLANTIC TRUST COMPANY FBO	MICHAEL LAMONSOFF ESQ 401(K) PROFIT	525	PITTSBURGH, PA 15222
VOYA TARGET RETIREMENT 2060 FUND-		10.41
CLASS A	42,591.040		VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2060 FUND-						COVINGTON KY 41015-1987
CLASS I	172,690.535	91.47	FIIOC FBO	ELIASSEN GROUP LLC 401(K) PLAN	100 MAGELLAN WAY (KW1C)
VOYA TARGET RETIREMENT 2060 FUND-
CLASS I	15,142.032	8.02	MATRIX TRUST COMPANY CUST. FBO	VOYA IM LONG-TERM FUND INVESTMENT P	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA TARGET RETIREMENT 2060 FUND-	28,958.468	14.17
CLASS R			STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901
VOYA TARGET RETIREMENT 2060 FUND-
CLASS R	121,693.222	59.56	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2060 FUND-
CLASS R	32,252.887	15.79	CHARLES SCHWAB TRUST BANK TRUSTEE	FBO RIGGS TOWING & RECOVERY LLC	401(K) PLAN - (106149)	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2060 FUND-	13,434.627	6.58	CHARLES SCHWAB TRUST BANK. CUST	M. SHANKEN COMMUNICATIONS, INC. & S	SUBSIDIARIES 401(K) PL 106151	2423 E LINCOLN DR
CLASS R							PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2060 FUND-
CLASS R6	1,008,938.567	30.01	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2060 FUND-	2,029,610.956	60.38	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N
CLASS R6							WINDSOR CT 06095

VOYA TARGET RETIREMENT 2065 FUND-
CLASS A	132,407.443	31.31	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169
VOYA TARGET RETIREMENT 2065 FUND-					1251 WATERFRONT PLACE, SUITE
CLASS A	33,897.283	8.02	MID ATLANTIC TRUST COMPANY FBO	PROFESSIONAL SUNSHINE ROOFING 401(	525	PITTSBURGH, PA 15222
VOYA TARGET RETIREMENT 2065 FUND-	205,237.381
CLASS A		48.54	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2065 FUND-
CLASS I	6,677.019	14.32	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169
VOYA TARGET RETIREMENT 2065 FUND-
CLASS I	38,060.056	81.63	MATRIX TRUST COMPANY CUST. FBO	VOYA IM LONG-TERM FUND INVESTMENT P	717 17TH STREET	SUITE 1300	DENVER CO 80202
VOYA TARGET RETIREMENT 2065 FUND-
CLASS R	7,985.550	29.72	PERSHING LLC	1 PERSHING PLAZA	JERSEY CITY NJ 07399-0001
VOYA TARGET RETIREMENT 2065 FUND-							BOSTON MA 02111-2901
CLASS R	6,952.579	25.88	STATE STREET BANK AND TRUST AS TTEE	AND/OR CUSTODIAN	(FBO) ADP ACCESS PRODUCT	1 LINCOLN ST
VOYA TARGET RETIREMENT 2065 FUND-
CLASS R	10,248.797	38.15	CHARLES SCHWAB TRUST BANK. CUST	PAYMENTUS GROUP, INC. 401(K) RETIRE	EMENT PLAN 106180	2423 E LINCOLN DR	PHOENIX AZ 85016-1215
VOYA TARGET RETIREMENT 2065 FUND-
CLASS R6	393,603.374	24.97	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169
VOYA TARGET RETIREMENT 2065 FUND-
CLASS R6	242,922.064	15.41	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773
VOYA TARGET RETIREMENT 2065 FUND-
CLASS R6	658,268.947	41.76	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095
VOYA TARGET RETIREMENT 2065 FUND-
CLASS R6	193,712.940	12.29	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122

VOYA VACS SERIES EME FUND	3,375,481.848	15.24	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2045 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES EME FUND	2,920,873.733	13.19	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2050 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES EME FUND	2,515,867.630	11.36	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2040 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES EME FUND	2,359,517.328	10.65	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2055 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES EME FUND	1,983,472.743	8.95	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2035 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES EME FUND	1,443,229.392	6.52	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2060 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095

VOYA VACS SERIES EMHCD FUND	1,905,467.408	16.93	VOYA INVESTMENT MANAGEMENT CO LLC	FBO CON EDISON RETIREMENT PLAN	UNCONSTRAINED FL	ONE ORANGE WAY	WINDSOR CT 06095-4773
VOYA VACS SERIES EMHCD FUND	7,690,219.967	68.35	VOYA INTERMEDIATE BOND PORTFOLIO	POOLED VEHICLES	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2033
VOYA VACS SERIES EMHCD FUND	1,031,386.489	9.17	VOYA BALANCED INCOME PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS SERIES HYB FUND	3,798,208.229	16.11	VOYA INVESTMENT MANAGEMENT CO LLC	FBO CON EDISON RETIREMENT PLAN	UNCONSTRAINED FL	ONE ORANGE WAY	WINDSOR CT 06095-4773
VOYA VACS SERIES HYB FUND	2,745,542.789	11.65	VOYA INTERMEDIATE BOND PORTFOLIO	POOLED VEHICLES	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2033
VOYA VACS SERIES HYB FUND	3,761,930.891	15.96	VOYA BALANCED INCOME PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA VACS SERIES HYB FUND	9,836,464.953	41.72	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	FBO CIGNA STABLE VALUE	ONE ORANGE WAY	WINDSOR CT 06095

VOYA VACS SERIES MCV FUND	2,100,850.253	17.30	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2045 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES MCV FUND	1,817,777.375	14.97	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2050 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES MCV FUND	1,792,864.659	14.76	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2040 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES MCV FUND	1,590,007.369	13.09	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2055 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES MCV FUND	1,541,166.012	12.69	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2035 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES MCV FUND	1,264,525.698	10.41	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2030 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095
VOYA VACS SERIES MCV FUND	971,619.279	8.00	VOYA INVESTMENT TRUST CO	FBO VOYA TARGET SOLUTION 2060 TRUST	FUND	ONE ORANGE WAY	WINDSOR CT 06095

					ATTN MUTUAL FUNDS
VOYA VACS SERIES SC FUND	1,861,661.943	9.45	NATIONAL FINANCIAL SERVICES LLC	(FBO) OUR CUSTOMERS	DEPARTMENT	4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310
VOYA VACS SERIES SC FUND	7,251,518.711	36.81	VOYA INVESTMENT MANAGEMENT CO LLC	FBO CON EDISON RETIREMENT PLAN	UNCONSTRAINED FL	ONE ORANGE WAY	WINDSOR CT 06095-4773
VOYA VACS SERIES SC FUND	5,328,382.946	27.05	VOYA INTERMEDIATE BOND PORTFOLIO	POOLED VEHICLES	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2033
VOYA VACS SERIES SC FUND	3,092,721.941	15.70	VOYA BALANCED INCOME PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA VACS SERIES SC FUND	1,358,752.926	6.90	CAPINCO C/O US BANK NA	1555 N RIVERCENTER DRIVE STE 302	MILWAUKEE WI 53212

APPENDIX K: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the aggregate fees billed to the Trusts for professional services rendered by Ernst & Young for the relevant fiscal period. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Trust	Audit Fees(a)		Audit-Related Fees(b)		Tax Fees(c)		All Other Fees(d)
	2/28/2025	2/29/2024	2/28/2025	2/29/2024	2/28/2025	2/29/2024	2/28/2025	2/29/2024
Voya Credit	$70,500.00	$69,780.00	$0	$0	$8,580.00	$8,580.00	$0	$0
Income Fund
Voya	$35,710.00	$0	$0	$0	$0	$0	$0	$0
Enhanced
Securitized
Income Fund
	03/31/2025	03/31/2024	03/31/2025	03/31/2024	03/31/2025	03/31/2024	03/31/2025	03/31/2024
Voya Funds	$256,885.21	$241,753.26	$0	$0	$87,894.50	$87,891.50	$0	$0
Trust
Voya	$90,424.79	$101,520.52	$0	$0	$40,922.00	$40,920.00	$0	$0
Separate
Portfolios

Trust – Fixed

Income

Funds

	05/31/2025	05/31/2024	05/31/2025	05/31/2024	05/31/2025	05/31/2024	05/31/2025	05/31/2024
Voya Equity	$236,900.00	$241,570.00	$0	$0	$98,424.00	$96,030.50	$0	$0
Trust
Voya	$216,000.00	$443,170.00	$0	$0	$60,510.00	$156,540.50	$0	$0
Separate
Portfolios
Trust –
Domestic
Equity
Funds
	10/31/2024	10/31/2023	10/31/2024	10/31/2023	10/31/2024	10/31/2023	10/31/2024	10/31/2023
Voya Mutual	$152,880.00	$254,580.00	$0	$0	$62,363.00	$151,769.50	$0	$0
Funds

(a)“Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Trusts’ annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

(b)“Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Trusts’ financial statements.

(c)“Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)“All Other Fees” include amounts for products and services provided by Ernst & Young, other than the services reported under items (a) through (c) in the chart above.

RETAIL–VOYA-RETAILAFP-0711

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors/Trustees recommends a vote FOR the proposal.

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and

follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76187-S15668	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1.To elect the following Directors/Trustees to their respective Board of Directors/Trustees (the “Board”):

1a. Colleen D. Baldwin

1b. John V. Boyer

1c. Jody T. Foster

1d. Martin J. Gavin

1e. Dennis Johnson, CFA

1f. Joseph E. Obermeyer

For Against Abstain

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

1g. Sheryl K. Pressler

1h. Christopher P. Sullivan

1i. Mark R. Wetzel

1j. Christian G. Wilson

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

For Against Abstain

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be

Held on September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are

available

at WWW.PROXYVOTE.COM/VOYA.

V76188-S15668

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA MUTUAL FUNDS

VOYA SEPARATE PORTFOLIOS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https:// www.viewproxy.com/voya/broadridgevsm.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the online directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76191-S15668	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.	For	Against	Abstain
1. To approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities.	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be

Held on September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are

available

at WWW.PROXYVOTE.COM/VOYA.

V76192-S15668

VOYA CREDIT INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:30 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya2/broadridgevsm/

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.